UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04875

Name of Registrant: Royce Value Trust, Inc.

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name of agent for service: John E. Denneen, Esquire

Address of agent for service: 745 Fifth Avenue

New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 – December 31, 2021

Item 1.	Reports to Shareholders.

royceinvest.com

ROYCE Investment Partners

TheRoyceFunds

Royce Closed-End Funds 2021 Annual

Review and Report to Stockholders

December 31, 2021

Royce Global Value Trust

Royce Micro-Cap Trust

Royce Value Trust

A Few Words on Closed-End Funds

Royce Investment Partners manages three closed-end funds: Royce Global Value Trust, which invests in both U.S. and non-U.S. companies with market capitalization below $10 billion; Royce Micro-Cap Trust, which invests primarily in micro-cap securities; and Royce Value Trust, which invests primarily in small-cap securities. A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

A Closed-End Fund Can Offer Several Distinct Advantages

•	A closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, so it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions.
•	In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times can be effective for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.
•	A closed-end fund may invest in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is potentially beneficial for Royce-managed closed-end funds, with significant investments in small- and micro-cap securities.
•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.
•	Royce Micro-Cap Trust and Royce Value Trust distribute capital gains, if any, on a quarterly basis. Each of these Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure can be an appropriate investment for a long-term investor who understands the benefits of a more stable pool of capital.

Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on page 58 and page 59. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 60 or visit our website at www.royceinvest.com.

Managed Distribution Policy

The Board of Directors of each of Royce Micro-Cap Trust and Royce Value Trust has authorized a managed distribution policy (“MDP”). Under the MDP, Royce Micro-Cap Trust and Royce Value Trust pay quarterly distributions at an annual rate of 7% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of these annualized rates or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

This page is not part of the 2021 Annual Report to Stockholders

This page is not part of the 2021 Annual Report to Stockholders | 1

Letter to Our Shareholders

THE BEAR IS BACK—NOW WHAT?

2021 was a year of decelerating optimism for many small-cap investors as performance momentum slowed as the weeks passed by between April and December. With the benefit of a late January vantage point, we can now see that decreasing market momentum, increasing concerns about inflation throughout the last nine months of 2021, and a significant Fed pivot all foreshadowed a sharp small-cap decline to start 2022. So while the Russell 2000 Index enjoyed a strong year on an absolute basis, rising 14.8%, nearly all of the year’s gain came in the first quarter, when the Russell 2000 climbed 12.7%. Following this strong and promising start, the small-cap index gained only 1.9% from the second through the fourth quarter of 2021. Having so little to show for the last nine months was even more frustrating in light of the generally strong earnings growth from small-cap companies, many of which also raised guidance or offered optimistic outlooks in the second half of 2021.

Bigger Was Better After 2021’s First Quarter

1Q21 Returns and 2Q21-4Q21 for the Russell 2000 and Russell 1000 Indexes

In addition to the disappointment felt by making little progress after a strong start, small-cap investors also saw the asset class progressively cede its wide first-quarter lead over large-caps, with the Russell 2000 finishing the year substantially behind the large-cap Russell 1000 Index’s 26.5% advance in 2021. We suspect that many investors turned to mega-cap stocks during the year in a ‘flight to safety’ as concerns about the Omicron variant and the pace of economic growth emerged, especially when interest rates were still so low. As the early results in 2022 have indicated, we expect these same mega-cap stocks to struggle going forward because their valuations are particularly vulnerable to higher inflation, rising interest rates, and constrained liquidity.

Regardless of the more recent struggles for equities of all capitalization sizes, we recognize that it may seem odd to characterize small-cap investors as feeling let down after a year that provided a healthy 14.8% return—while also marking a third consecutive year of double-digit positive performance for the Russell 2000. Yet we are cognizant that 2021 might feel like a year of unfulfilled promise for many of these investors. After all, 2021 did begin with an ample dose of confidence in both the absolute and relative returns for the Russell 2000—which was rewarded in the first quarter. However, a closer look at small-cap returns in 2021 suggests that one’s perspective on the year probably differs considerably depending on how heavily an investor leaned towards small-cap value or small-cap growth.

2 | This page is not part of the 2021 Annual Report to Stockholders	Past performance is no guarantee of future results.

LETTER TO OUR SHAREHOLDERS

VALUE: SMALL-CAP’S HAPPY EXCEPTION

The best news for small-cap investors in 2021 arguably came from value stocks. The Russell 2000 Value Index had a wonderful year—advancing 28.3% (thus beating the Russell 1000). The small-cap value index also walloped the Russell 2000 Growth Index, which was up a paltry 2.8% for the year. 2021 marked the first calendar-year outperformance for the Russell 2000 Value over its small-cap growth sibling since 2016. We think small-cap value is just starting to flex its relative performance muscles, as it were, and we see three reasons to be optimistic about small-cap value’s prospects. First, in spite of the strength it’s shown since the fourth quarter of 2020, the Russell 2000 Value’s annualized three- and five-year returns still trailed those for its growth sibling at the end of 2021—by a significant amount on the five-year number. Equally important, this result stands in stark contrast to the average return spread for all five-year periods since 1979, which is about 300 basis points in favor of small-cap value. Based on history, then, it appears that the Russell 2000 Value has further to go before fully reverting to its historical outperformance of the Russell 2000 Growth over multi-year periods. This also suggests that the difficult times for small-cap growth investors may persist longer than its adherents would like.

Small-Cap Growth’s Recent 5-Year Outperformance Contrasts with Historical Pattern

As of 12/31/21

ADVANTAGE VALUE?

A second reason underscoring our confidence in the ongoing leadership for small-cap value is that significant differences exist in economic exposures among value and growth portfolios, which are mirrored by the meaningful divergences in composition between the two small-cap styles indexes. Looking into each index’s composition reveals certain factors that help explain why returns often have varied so much between the two style indexes over the last 40-plus years. The two industry groups where the Russell 2000 Value is most overweight compared with the Russell 2000 Growth are banks and real estate, both traditional beneficiaries of inflation and cyclical activity. These industry groups, banks in particular, often have high exposures in active small-cap value portfolios. Conversely, the three industry groups where the Russell 2000 Value is most underweight—software & services; pharmaceuticals, biotechnology & life sciences; and health care equipment & services—are areas that have historically struggled in inflationary environments and tend not to participate in cyclical expansions. Notably, these three areas also have a large percentage of non-earning companies, and we expect that the forthcoming market environment of reduced liquidity will be much less supportive of non-earners than most of the past 10 years have been. We’ve also observed that these three areas are often lower weighted in active small-cap value portfolios. This compositional analysis corroborates our expectation that an economic environment of above-average growth and higher-than-average inflation is likely to favor the overweighted areas within small-cap value and create headwinds for those groups with greater exposure within small-cap growth.

Russell 2000 Value vs Russell 2000 Growth Top Three Underweights and Overweights by Industry Group

As of 12/31/21

Finally, as we have noted elsewhere, despite its significant outperformance, small-cap value is still priced near the bottom of its 20-year valuation range compared with small-cap growth, as measured by one of our preferred valuation metrics, the median last 12 months’ enterprise value over earnings before interest & taxes (LTM EV/EBIT), excluding companies with negative EBIT. For all these reasons, we think small-cap value may have many years left in its current outperformance trend.

Past performance is no guarantee of future results.	This page is not part of the 2021 Annual Report to Stockholders | 3

LETTER TO OUR SHAREHOLDERS

IN THE SHADOW OF THE BEAR

As of this writing, of course, most investors are wondering—and worrying—about the correction that pushed small-caps into bear territory (a decline of 20% or more). The Russell 2000 fell 20.7% from its most recent peak on 11/8/21 through 1/27/22, as share price weakness broadened and deepened considerably in January. The speed of this descent—just 49 days between the 52-week high in early November and its initial 52-week low in January—was the fourth fastest such move in the Russell 2000’s history. A genuinely startling fall, though steep, sharp declines have been more common than not since the Financial Crisis.

As we seek to understand the market’s latest movements, we think it’s important to note that bond market signals have yet to move in the direction they often took in prior equity declines—bond yields commonly fall, and high-yield spreads widen when there are heightened concerns about future economic growth. We have seen neither so far in 2022. The contrast between the dramatic volatility of stocks and the nonplussed reaction of the bond market leads us to view this decline as a resetting of equity valuations rather than an increased concern about, or signal of, recession. Even more important, this latter view is corroborated by our recent conversations with company managements, where their largest challenges remain supply channel issues and the shortage of skilled workers to keep pace with the demand these companies are seeing.

Still, in our view, it’s significant that the Federal Reserve is making such a consequential pivot—from extraordinary monetary accommodation to mitigate the effects of COVID to more aggressive, and opposite, actions in an attempt to tame inflation. Liquidity and inflation are therefore now center stage. They have pushed Omicron and the pace of GDP growth toward the wings, though it is fair to say that all these developments (along with lingering supply chain issues) are interrelated. Indeed, periods like the present offer a reminder, however sobering, that, while equity markets are connected to the economy, the Fed functions in large part as the connective tissue between the two because it’s the gatekeeper of liquidity. The consequence of this interrelationship is that any major move from the Fed will spur volatility. The central bank’s newest policies constitute two significant reversals—the shift from keeping a lid on rates to raising them and the move away from keeping the capital markets awash in liquidity to limiting it. After being in place for most of the last decade, these related Fed policy reversals happened in comparably short order, and thus it’s not surprising that the market has been reacting in an extreme fashion. From our perspective as experienced small-cap investors, this downturn is not about company fundamentals—it’s about valuations and liquidity. The days of generous monetary policy driving multiple expansion are over. It made sense to us, then, that more speculative assets—cryptocurrencies and growth stocks, for instance—experienced some of the most negative reactions to the Fed’s policy shift.

Importantly, if we are correct in suggesting that we are experiencing a valuation reset due to concerns about higher inflation, it’s worth recalling that, based on the CRSP (The Center for Research in Security Prices) data, small-caps are the only major asset class to have outpaced inflation in every decade since the 1970’s.

Small-Caps Have Beaten Inflation in Every Decade

Average Annual Consumer Price Index (CPI) versus Average Annual CRSP 6-10 Index
12/31/1930- 12/31/2020 (%)

Sources: Bureau of Labor Statistics (CPI) and CRSP

Additionally, since 2003, small-caps have on average delivered attractive returns when inflation expectations were

The best news for small-cap investors in 2021 arguably came from value stocks. The Russell 2000 Value Index had a wonderful year—advancing 28.3% (thus beating the Russell 1000). The small-cap value index also walloped the Russell 2000 Growth Index, which was up a paltry 2.8% for the year.

4 | This page is not part of the 2021 Annual Report to Stockholders	Past performance is no guarantee of future results.

LETTER TO OUR SHAREHOLDERS

From our perspective as experienced small-cap investors, this downturn is not about company fundamentals—it’s about valuations and liquidity. The days of generous monetary policy driving multiple expansion are over.

rising. Finally, if all equity assets are undergoing a valuation reset, then it may be comforting to know that small-caps are at the low end of their relative valuation range over the past 20 years versus large-caps, which may limit their downside exposure relative to their larger siblings.

We hasten to add that we live in a complex world where it’s critical for us to practice humility about attributing causes and effects. As of this writing, there is also heightened geopolitical tension, and the possibility of an armed conflict on a scale not seen in decades. It’s difficult for us to imagine that these events are not exerting downward pressure of their own on equity valuations.

THE VALUE IN SMALL-CAP

What, then, are small-cap investors to do? We have already outlined why we think small-cap value stocks look poised to endure the current spate of higher volatility and lower returns in better shape than their growth counterparts. Even amid a challenging and uncertain climate for equities, much about the small-cap earnings picture remains constructive—particularly in the more cyclical precincts where we are most active currently. As we noted above, the probability of a U.S. recession looks low for at least this year and perhaps longer. U.S. and global GDP growth continue to trend in a positive, if bumpy, fashion. While our portfolio teams pursue distinct investment strategies and tend to focus on different types of small-cap stocks, they have found some common ground in identifying opportunities in the Industrial and Financial sectors, as well as in the lower valuation areas of Information Technology. Four areas that appear attractive are the semiconductor and housing ecosystems, select capital goods companies, and regional banks.

Given our confidence in the prospects for ongoing small-cap value leadership, we think it’s also useful for investors to know that a robust historical trend exists connecting value-led markets to success for active small-cap management. In 81% of value-led markets, active small-cap management outperformed the Russell 2000, a far more frequent record of success than in growth-led markets, when active management outperformed the small-cap index in only 14% of the five-year periods ended 12/31/21.

Active Small Blend Management: Better in Value-Led Markets

% of Outperformance Periods for Morningstar Small Blend Category Average¹ vs. the Russell 2000
12/31/78- 12/31/21

Small Blend outperformed in 68% of 10-year periods (270/397) with an average of 10.8% vs Russell 2000 average 10.0%. 1There were 523 US Fund Small Blend Funds tracked by Morningstar with at least five years of performance history as of 12/31/21. 25-Year Monthly Rolling Returns From 12/31/78 to 12/31/21 (457 Periods). Source: Morningstar

FACING THE GREAT UNKNOWN

How these various macroeconomic uncertainties play out is beyond our circle of competence. Our own expertise and focus lie in identifying attractively valued stocks. If pressed to offer a market outlook beyond our long-term confidence in small-cap value, we would be hard pressed to offer an expectation, starting from late January’s low levels, of other than an intermediate-term return similar to the Russell 2000’s historical average of about 10%. The favorable and unfavorable factors seem roughly in balance. For the latter, economic growth, though likely above average this year, will also likely slow next year; high-yield spreads, whose decline is often an accelerant for small-cap returns, remain at low levels; valuations, while not concerning, are also not so low that they offer much potential for expanding multiples, and a Federal Reserve that is removing monetary accommodation is rarely coincident with above-average equity returns. Still, on the positive side, we begin (as we often do) with the long term: Since 1945, based on data from CRSP, small-cap stocks have posted positive annualized three-year returns 88% of the time on a rolling monthly basis, with an average return in the low

Past performance is no guarantee of future results.	This page is not part of the 2021 Annual Report to Stockholders | 5

LETTER TO OUR SHAREHOLDERS

Subsequent 1-Year Performance of Russell 2000 after a 20% Decline

As of 1/31/22

First Day of 20% Decline

double digits. Moreover, there is the impressive record of small-cap rebounds from declines of 20% or more from a previous peak. The recent January 2022 low marked the twelfth such decline since the 1979 launch of the Russell 2000. The average subsequent one-year return from the first day of the eleven previous declines was 19.6%. In addition, the small-cap index produced positive returns over the subsequent year in all eleven periods, save one—which occurred in the Great Financial Crisis.

Even with the myriad challenges currently facing the world, we think it’s fair to say that current conditions do not resemble those of the Great Financial Crisis. However, another historical instance may be worth noting. The last time the Fed aggressively removed monetary accommodation with the move not triggering a recession occurred in 1994, when the Russell 2000 was down 1.8% for the year. But that reset year was followed by a glorious period for small-caps, with the annualized return for 1995-97 totaling 22.3% for the Russell 2000.

We also remain convinced that earnings ultimately drive individual company stock returns, and (as we mentioned above) the earnings prospects for many small-cap companies remain promising, specifically those with sound fundamentals, including low-debt balance sheets, positive cash flows, and the ability to pass on higher costs in this inflationary period. We have always believed that focusing on what we know and not worrying about what we cannot control are paramount to effective and successful active management. Our commitment to a disciplined process across each of our small-cap strategies is the best way to give our shareholders the greatest opportunities to build wealth over the long run. This remains true even in the most challenging times.

Sincerely,

Charles M. Royce Chairman, Royce Investment Partners	Christopher D. Clark Chief Executive Officer, and Co-Chief Investment Officer, Royce Investment Partners	Francis D. Gannon Co-Chief Investment Officer, Royce Investment Partners
January 31, 2022

6 | This page is not part of the 2021 Annual Report to Stockholders	Past performance is no guarantee of future results.

Performance

NAV Average Annual Total Returns

As of December 31, 2021 (%)

	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION	INCEPTION DATE
Royce Global Value Trust	16.34	22.24	14.97	N/A	N/A	N/A	N/A	N/A	9.31	10/17/13
Royce Micro-Cap Trust	19.17	24.92	15.18	14.38	9.03	10.68	11.23	N/A	11.58	12/14/93
Royce Value Trust	19.97	24.01	14.26	13.48	8.56	9.73	10.69	11.31	11.07	11/26/86
INDEX
MSCI ACWI Small Cap Index	16.10	18.96	12.28	11.78	7.82	10.31	8.56	N/A	N/A	N/A
Russell Microcap Index	19.34	20.90	11.69	13.62	7.51	9.04	N/A	N/A	N/A	N/A
Russell 2000 Index	14.82	20.02	12.02	13.23	8.69	9.36	8.99	10.07	N/A	N/A

Important Performance and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.royceinvest.com. The Funds are closed-end registered investment companies whose respective shares of common stock may trade at a discount to the net asset value. Shares of each Fund’s common stock are also subject to the market risk of investing in the underlying portfolio securities held by each Fund. Each Fund is subject to market risk-the possibility that common stock prices will decline, sometimes sharply and unpredictably, over short or extended periods of time. Such declines may be caused by various factors, including market, financial, and economic conditions, governmental or central bank actions, and other factors, such as the recent COVID-19 pandemic, that may not be directly related to the issuer of a security held by a Fund. This pandemic could adversely affect global market, financial, and economic conditions in ways that cannot necessarily be foreseen. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Value, Micro-Cap, and Global Value Trust shares of common stock trade on the NYSE. Royce Fund Services, LLC (“RFS”) is a member of FINRA and files certain material with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

This page is not part of the 2021 Annual Report to Stockholders | 7

MANAGER’S DISCUSSION (UNAUDITED)

Royce Global Value Trust (RGT)

Chuck Royce

FUND PERFORMANCE

Royce Global Value Trust (RGT) rose 16.3% on an NAV (net asset value) basis and 19.8% on a market price basis in 2021 versus a gain of 16.1% for its unleveraged benchmark, the MSCI ACWI Small Cap Index, for the same period. On both an NAV and market price basis, RGT also beat the MSCI ACWI Small Cap for the 3- and 5-year periods ended 12/31/21.

WHAT WORKED… AND WHAT DIDN’T

Five of the portfolio’s 10 equity sectors made a positive impact on calendar-year performance. Industrials led all sectors by a wide margin and was followed by Financials and Information Technology. The biggest negative impacts came from Materials, Energy, and Communication Services. At the industry level, three areas in Industrials contributed most in 2021: trading companies & distributors, professional services, and commercial services & supplies. The largest detractors were metals & mining (Materials), internet & direct marketing retail (Consumer Discretionary), and interactive media & services (Communication Services).

At the position level, the Fund’s top contributor was Transcat, a Rochester, New York-based company that distributes test and measurement instruments and provides accredited calibration services for use across a diverse range of industries. Its shares rose more or less steadily during 2021, thanks to rising revenues and earnings in both its Distribution and Services segments. The former rebounded nicely in 2021. We see a number of attractive attributes in the company, including its niche, its conservatively capitalized balance sheet, what we think are sustainable gross margins in its Service segment, and its active M&A pipeline. The next top contributor was Marlowe, a firm based in and focused on the United Kingdom. Marlowe provides a range of commercial services and software products grouped into four areas: Health and Safety, Fire Safety, Water Safety, and Air Quality. It has a strong position in essential, critical, and/or mandated services in growing markets, each with a highly fragmented customer base. Already positive trends in revenue and earnings growth continued through the second half of calendar 2021. The firm released fiscal first-half of 2022 results in December that showed extended reach in each of its markets driven by strong organic growth and the completion of twelve acquisitions. Marlowe also expects to continue benefiting from increasingly stringent regulations and more ESG requirements on businesses.

Top Contributors to Performance		Top Detractors from Performance
For 2021 (%)[1]		For 2021 (%)[2]
Transcat	1.45	CDON	-0.50
Marlowe	0.89	New Work	-0.50
ProAssurance Corporation	0.77	Haemonetics Corporation	-0.43
Descartes Systems Group (The)	0.73	MaxCyte	-0.38
KBR	0.72	CIRCOR International	-0.36
[1] Includes dividends		[2] Net of dividends

RGT’s top detracting position was CDON, a Swedish e-commerce company that operates a website which sells music, books, and other merchandise. As an established e-commerce name in Nordic countries, CDON has a chance to grow rapidly in the region, where online shopping habits trail those in much of the developed world but are expected to catch up in the coming years. However, the company hit a speed bump earlier in the year when a new technical platform proved both more expensive and harder to bring to optimal functionality than anticipated. Unsure about its long-term growth trajectory, we chose to exit our position in October. RGT’s second top detractor was New Work, which operates the largest career networking and recruiting platform in the ‘DACH’ region of Germany, Austria, and Switzerland via XING, the leading online business network in German-speaking countries, and kununu, a leading employer review platform in Europe. Its business—and consequently its stock price—were adversely affected by extended COVID restrictions in Germany and the related impact on hiring sentiment—which, at least for now, has created a more muted growth profile for the firm. Seeing what we thought were better opportunities elsewhere, we opted to sell our stake in RGT’s portfolio.

The Fund’s narrow advantage over the MSCI ACWI Small Cap came from sector allocation decisions in 2021. Both savvy stock selection and our significant sector overweight were positives in Industrials while our underweight and successful stock picks gave us an advantage in Health Care. Our greater exposure to Financials was also additive. Conversely, stock picking detracted from relative results in Materials. The portfolio’s cash holdings and a combination of our substantially lower weighting and ineffective stock picks in Energy also hurt relative results.

CURRENT POSITIONING AND OUTLOOK

Our outlook is very positive for small-cap value but more nuanced for small-cap as a whole. A less accommodative Fed, likely followed by similar policies from other central banks in the developed world, leads us to believe that performance for small-cap stocks will be more muted across much of the globe in 2022. Still, history indicates that small-cap value and cyclicals do well, particularly on a relative basis, during periods of improving economic growth. This is consistent with the encouraging signs we’ve been seeing on a company-by-company basis. We also are optimistic about the relative performance outlook for high quality stocks—which we primarily define as companies with high returns on invested capital and stable returns on assets. We think the Fund’s combined focus on high-quality and value should be supportive for attractive returns, particularly relative to its benchmark.

8 | 2021 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RGT NAV XRGTX

Performance
Average Annual Total Return (%) Through 12/31/21

	JUL-DEC 2021[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (10/17/13)
RGT (NAV)	6.24	16.34	22.24	14.97	9.31
[1] Not Annualized

Market Price Performance History Since Inception (10/17/13)
Cumulative Performance of Investment[1]

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (10/17/13)
RGT	19.8%	121.2%	N/A	N/A	N/A	108.2%

¹	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($8.975 IPO) and reinvested all distributions.

²	Reflects the actual month-end market price movement of one share as it has traded on NYSE.

Morningstar Style Map™ As of 12/31/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 62 for additional information.

Top 10 Positions
% of Net Assets
Transcat	2.5
ProAssurance Corporation	2.4
Morningstar	2.2
Descartes Systems Group (The)	2.2
Marlowe	2.0
KBR	1.9
APi Group	1.8
SEI Investments	1.8
IPH	1.8
Sprott	1.7

Portfolio Sector Breakdown
% of Net Assets
Industrials	37.8
Information Technology	19.7
Financials	19.3
Health Care	6.7
Materials	5.3
Communication Services	4.6
Consumer Discretionary	4.2
Real Estate	2.2
Energy	1.4
Consumer Staples	1.2
Outstanding Line of Credit, Net of Cash
and Cash Equivalents	-2.4

Calendar Year Total Returns (%)
YEAR	RGT
2021	16.3
2020	19.7
2019	31.2
2018	-16.1
2017	31.1
2016	11.1
2015	-3.4
2014	-6.2

Portfolio Country Breakdown [1,2]
% of Net Assets
United States	41.1
United Kingdom	13.9
Canada	12.0
Sweden	5.4
Australia	3.2
Japan	3.1
¹ Represents countries that are 3% or more of net assets.
² Securities are categorized by the country of their headquarters.

Portfolio Diagnostics
Fund Net Assets	$89 million
Number of Holdings	120
Turnover Rate	52%
Net Asset Value	$14.26
Market Price	$13.12
Net Leverage[1]	2.4%
Average Market Capitalization[2]	$2,261 million
Weighted Average P/E Ratio[3,4]	24.9x
Weighted Average P/B Ratio[3]	3.1x
Active Share[5]	98%
[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[4]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (17% of portfolio holdings as of 12/31/21).
[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. The Fund generally invests a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021.

2021 Annual Report to Stockholders | 9

Royce Global Value Trust

Schedule of Investments

Common Stocks – 102.4%

	SHARES	VALUE

AUSTRALIA – 3.2%
Cochlear	4,000	$628,952
IPH	253,881	1,621,764
Steadfast Group	53,300	203,587
Technology One	40,400	376,524
Total (Cost $1,471,791)		2,830,827

BERMUDA – 2.2%
Assured Guaranty [1]	10,800	542,160
Bank of N.T. Butterfield & Son	15,000	571,650
†James River Group Holdings	30,600	881,586
Total (Cost $1,983,009)		1,995,396

BRAZIL – 1.0%
Odontoprev	156,000	352,891
TOTVS	97,885	503,308
Total (Cost $750,794)		856,199

CANADA – 12.0%
Alamos Gold Cl. A	66,100	508,441
Altus Group	16,400	920,122
AutoCanada [2]	20,400	688,628
Centerra Gold	39,000	300,605
Computer Modelling Group	91,500	308,147
Descartes Systems Group (The) [1],[2],[3]	23,300	1,926,444
FirstService Corporation	1,400	275,058
†IMAX Corporation [2]	42,100	751,064
LifeWorks	36,500	736,665
Major Drilling Group International [2]	168,000	1,097,024
†Onex Corporation	6,000	470,912
Pan American Silver [1]	12,700	317,119
Pason Systems	79,200	722,533
Sprott	34,360	1,550,471
Stella-Jones	6,300	199,267
Total (Cost $6,595,900)		10,772,500

CHINA – 0.4%
TravelSky Technology	201,000	338,199
Total (Cost $361,442)		338,199

DENMARK – 0.2%
Chr. Hansen Holding	1,800	142,026
Total (Cost $155,783)		142,026

FRANCE – 1.1%
Esker	1,800	740,822
Interparfums	3,102	259,574
Total (Cost $210,145)		1,000,396

GERMANY – 1.7%
Carl Zeiss Meditec	3,400	715,536
CompuGroup Medical	3,300	267,314
STRATEC	3,300	517,721
Total (Cost $626,695)		1,500,571

GREECE – 0.7%
Sarantis	64,500	653,556
Total (Cost $554,222)		653,556

ICELAND – 0.4%
Ossur [2]	51,000	330,264
Total (Cost $321,244)		330,264

INDIA – 2.7%
AIA Engineering	35,100	887,184
†Dish TV India [2]	2,577,000	650,008
WNS Holdings ADR [1,2,3]	10,500	926,310
Total (Cost $2,003,951)		2,463,502

ISRAEL – 1.9%
Nova [1,2]	5,700	835,050
Tel Aviv Stock Exchange	164,600	888,928
Total (Cost $591,484)		1,723,978

ITALY – 1.4%
Carel Industries	35,800	1,084,170
Gruppo MutuiOnline	2,900	146,263
Total (Cost $489,921)		1,230,433

JAPAN – 3.1%
As One	5,600	375,346
Benefit One	13,700	587,755
Fukui Computer Holdings	10,800	323,915
NSD	12,200	221,664
†Sansan [2]	13,200	287,685
TechnoPro Holdings	7,200	218,447
TKC Corporation	25,500	765,909
Total (Cost $1,647,261)		2,780,721

MEXICO – 0.2%
Becle	63,000	158,458
Total (Cost $100,233)		158,458

NETHERLANDS – 1.4%
IMCD	5,500	1,219,162
Total (Cost $387,493)		1,219,162

NEW ZEALAND – 1.0%
Fisher & Paykel Healthcare	17,000	381,434
†Pushpay Holdings [2]	583,000	527,072
Total (Cost $773,636)		908,506

NORWAY – 1.7%
Protector Forsikring	70,000	861,632
TGS	22,800	218,976
†Tomra Systems	6,000	429,907
Total (Cost $1,012,815)		1,510,515

SINGAPORE – 1.3%
Midas Holdings [2,4]	400,000	0
XP Power	16,359	1,129,279
Total (Cost $457,039)		1,129,279

SOUTH AFRICA – 2.7%
PSG Group [2]	114,900	643,469
†Stadio Holdings [2]	3,541,372	833,395
Transaction Capital	344,100	972,376
Total (Cost $1,578,263)		2,449,240

SWEDEN – 5.4%
Biotage	42,100	1,220,668
Bravida Holding	68,900	968,361
Dometic Group	15,500	204,038
Karnov Group	161,481	1,197,320
OEM International Cl. B	59,425	1,219,251
Total (Cost $2,585,713)		4,809,638

10 | 2021 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2021

Schedule of Investments (continued)

	SHARES	VALUE

SWITZERLAND – 1.7%
Kardex Holding	2,400	$790,167
LEM Holding	150	418,130
VZ Holding	2,900	311,260
Total (Cost $482,877)		1,519,557

UNITED KINGDOM – 13.9%
Ashmore Group	50,500	198,911
CentralNic Group [2]	136,073	257,854
†Countryside Properties [2]	200,000	1,218,195
Diploma	8,200	374,484
DiscoverIE Group	60,800	844,355
FDM Group Holdings	46,800	805,763
Ferroglobe (Warranty Insurance Trust) [2,4]	41,100	0
Genuit Group	68,300	541,742
Halma	18,700	809,964
Keystone Law Group	95,940	1,077,835
Learning Technologies Group	342,800	824,987
Marlowe [2]	132,500	1,829,323
Mortgage Advice Bureau Holdings	36,100	708,516
Restore	181,596	1,204,416
RWS Holdings	45,100	396,793
SThree	146,600	920,717
YouGov	18,600	402,816
Total (Cost $7,295,769)		12,416,671

UNITED STATES – 41.1%
Air Lease Cl. A [1]	27,623	1,221,765
APi Group [1,2]	63,900	1,646,703
†Arcosa	27,500	1,449,250
BOK Financial [1]	6,350	669,861
CIRCOR International [1,2]	28,300	769,194
CMC Materials [1]	4,550	872,189
Cognex Corporation [1]	4,837	376,125
Colfax Corporation [1,2]	21,400	983,758
Diodes [1,2]	7,000	768,670
†Element Solutions	41,600	1,010,048
FARO Technologies [1,2]	7,250	507,645
†FormFactor [2]	10,000	457,200
†Forrester Research [2]	10,000	587,300
†Franchise Group Cl. A	10,000	521,600
GCM Grosvenor Cl. A	109,626	1,151,073
†Griffon Corporation	50,000	1,424,000
Helios Technologies [1]	7,506	789,406
Innospec [1]	6,228	562,638
Kadant [1]	3,700	852,776
KBR [1]	34,800	1,657,176
Kennedy-Wilson Holdings	30,000	716,400
†Lawson Products [2]	15,400	843,150
Lindblad Expeditions Holdings [2]	19,300	301,080
Lindsay Corporation [1]	3,910	594,320
†MarketWise Cl. A [2]	98,100	739,674
Mesa Laboratories [1]	3,660	1,200,809
Momentive Global [2]	60,000	1,269,000
Morningstar [1]	5,640	1,928,824
†Newtek Business Services	25,200	696,276
PAR Technology [1,2]	22,241	1,173,658
ProAssurance Corporation [1]	83,900	2,122,670
Quaker Chemical [1]	2,710	625,414
SEI Investments [1]	26,750	1,630,145
Transcat [2]	24,577	2,271,652
†Vontier Corporation	41,300	1,269,149
†Ziff Davis [2]	10,000	1,108,600
Total (Cost $24,538,168)		36,769,198

TOTAL COMMON STOCKS
(Cost $56,975,648)		91,508,792

REPURCHASE AGREEMENT– 3.3%

Fixed Income Clearing Corporation, 0.00% dated 12/31/21, due 1/3/22, maturity value

$2,949,758 (collateralized by obligations of various U.S. Government Agencies, 2.50%

due 1/15/29, valued at $3,008,823)

(Cost $2,949,758)		2,949,758

TOTAL INVESTMENTS – 105.7%
(Cost $59,925,406)		94,458,550

LIABILITIES LESS CASH AND OTHER ASSETS – (5.7)%		(5,064,507)

NET ASSETS – 100.0%		$89,394,043

ADR – American Depository Receipt

†	New additions in 2021.
[1]	All or a portion of these securities were pledged as collateral in connection with the Fund's revolving credit agreement at December 31, 2021. Total market value of pledged securities at December 31, 2021, was $11,140,940.
[2]	Non-income producing.
[3]	At December 31, 2021, a portion of these securities were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund's revolving credit agreement in the aggregate amount of $1,463,176. See Notes to Financial Statements.
[4]	Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures approved by the Fund's Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2021, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $60,324,905. At December 31, 2021, net unrealized appreciation for all securities was $34,133,645 consisting of aggregate gross unrealized appreciation of $35,103,412 and aggregate gross unrealized depreciation of $969,767. The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Annual Report to Stockholders | 11

Royce Global Value Trust	December 31, 2021

Statement of Assets and Liabilities

ASSETS:
Investments at value	$91,508,792
Repurchase agreements (at cost and value)	2,949,758
Foreign currency (cost $3,204)	3,220
Receivable for dividends	198,620
Prepaid expenses and other assets	20,204
Total Assets	94,680,594
LIABILITIES:
Revolving credit agreement	4,000,000
Payable for investments purchased	1,125,325
Payable for investment advisory fee	74,339
Payable for directors’ fees	6,355
Payable for interest expense	3,981
Accrued expenses	69,865
Deferred capital gains tax	6,686
Total Liabilities	5,286,551
Net Assets	$89,394,043
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 6,266,942 shares outstanding (150,000,000 shares authorized)	$55,393,204
Total distributable earnings (loss)	34,000,839
Net Assets (net asset value per share - $14.26)	$89,394,043
Investments at identified cost	$56,975,648

12 | 2021 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	Year Ended December 31, 2021

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$1,236,477
Foreign withholding tax	(92,098)
Rehypothecation income	13
Total income	1,144,392
EXPENSES:
Investment advisory fees	908,248
Custody and transfer agent fees	79,480
Stockholder reports	71,495
Administrative and office facilities	49,979
Interest expense	45,756
Professional fees	43,264
Directors’ fees	28,756
Other expenses	30,980
Total expenses	1,257,958
Net investment income (loss)	(113,566)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	7,557,806
Foreign currency transactions	32,953
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	5,225,235
Other assets and liabilities denominated in foreign currency	1,591
Net realized and unrealized gain (loss) on investments and foreign currency	12,817,585
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$12,704,019

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Annual Report to Stockholders | 13

Royce Global Value Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/21	YEAR ENDED 12/31/20

INVESTMENT OPERATIONS:
Net investment income (loss)	$(113,566)	$(209,532)
Net realized gain (loss) on investments and foreign currency	7,590,759	25,222,265
Net change in unrealized appreciation (depreciation) on investments and foreign currency	5,226,826	(473,615)
Net increase (decrease) in net assets from investment operations	12,704,019	24,539,118
DISTRIBUTIONS:
Total distributable earnings	(15,402,178)	(12,499,130)
Total distributions	(15,402,178)	(12,499,130)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	8,340,203	4,684,326
Value of shares tendered	–	(75,782,536)
Total capital stock transactions	8,340,203	(71,098,210)
Net Increase (Decrease) In Net Assets	5,642,044	(59,058,222)
NET ASSETS:
Beginning of year	83,751,999	142,810,221
End of year	$89,394,043	$83,751,999

14 | 2021 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	Year Ended December 31, 2021

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$12,704,019
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(44,646,444)
Proceeds from sales and maturities of long-term investments	47,521,149
Net purchases, sales and maturities of short-term investments	8,310,134
Net (increase) decrease in dividends receivable and other assets	(12,124)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(40,987)
Net change in unrealized appreciation (depreciation) on investments	(5,225,235)
Net realized gain (loss) on investments	(7,557,806)
Net cash provided by operating activities	11,052,706
CASH FLOWS FROM FINANCING ACTIVITIES:
Decrease in revolving credit agreement	(4,000,000)
Distributions net of reinvestment (reinvestment $8,340,203)	(7,061,975)
Net cash used for financing activities	(11,061,975)
INCREASE (DECREASE) IN CASH:	(9,269)
Cash and foreign currency at beginning of year	12,489
Cash and foreign currency at end of year	$3,220

Supplemental disclosure of cash flow information:

For the year ended December 31, 2021, the Fund paid $49,922 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Annual Report to Stockholders | 15

Royce Global Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

	YEARS ENDED
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net Asset Value, Beginning of Period	$14.95	$13.60	$10.42	$12.48	$9.62
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)	(0.05)	0.06	0.04	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	2.19	2.63	3.18	(2.06)	2.96
Net increase (decrease) in net assets from investment operations	2.18	2.58	3.24	(2.02)	2.98
DISTRIBUTIONS:
Net investment income	(0.09)	–	(0.06)	(0.04)	(0.11)
Net realized gain on investments and foreign currency	(2.66)	(1.19)	–	–	–
Total distributions	(2.75)	(1.19)	(0.06)	(0.04)	(0.11)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.12)	(0.04)	(0.00)	(0.00)	(0.01)
Total capital stock transactions	(0.12)	(0.04)	(0.00)	(0.00)	(0.01)
Net Asset Value, End of Period	$14.26	$14.95	$13.60	$10.42	$12.48
Market Value, End of Period	$13.12	$13.36	$11.69	$8.88	$10.81
TOTAL RETURN:[1]
Net Asset Value	16.34%	19.67%	31.20%	(16.11)%	31.07%
Market Value	19.77%	24.42%	32.33%	(17.50)%	35.96%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense	1.00%	1.00%	1.00%	1.25%	1.25%
Other operating expenses	0.39%	0.34%	0.50%	0.49%	0.42%
Total expenses (net)	1.39%	1.34%	1.50%	1.74%	1.67%
Expenses excluding interest expense	1.33%	1.24%	1.29%	1.53%	1.52%
Expenses prior to balance credits	1.39%	1.34%	1.50%	1.74%	1.67%
Net investment income (loss)	(0.13)%	(0.15)%	0.46%	0.30%	0.21%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$89,394	$83,752	$142,810	$109,254	$130,526
Portfolio Turnover Rate	52%	54%	48%	57%	34%
REVOLVING CREDIT AGREEMENT:
Asset coverage	2335%	1147%	1885%	1466%	1732%
Asset coverage per $1,000	$23,349	$11,469	$18,851	$14,657	$17,316

1   The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

16 | 2021 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies

Royce Global Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”). At December 31, 2021, officers and employees of Royce, Fund directors, the Royce retirement plans and other affiliates owned more than 19% of the Fund.

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq's Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the Investment Company Act of 1940 (“1940 Act”), under procedures approved by the Fund's Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1	–	quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.
Level 3	–	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021. For a detailed breakout of common stocks by country, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$91,508,792	$ –	$0	$91,508,792
Repurchase Agreement	–	2,949,758	–	2,949,758

Level 3 Reconciliation:

	BALANCE AS OF 12/31/20	PURCHASES	SALES	REALIZED GAIN (LOSS) [1]	UNREALIZED GAIN (LOSS) [1]	BALANCE AS OF 12/31/21
Common Stocks	$0	$ –	$ –	$ –	$ –	$0
[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

2021 Annual Report to Stockholders | 17

Royce Global Value Trust

Notes to Financial Statements (continued)

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at December 31, 2021 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

DISTRIBUTIONS AND TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:

The Fund may be subject to a tax imposed on capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian's fee is paid indirectly by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:

The Fund issued 666,151 and 349,058 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2021 and December 31, 2020, respectively.

18 | 2021 Annual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (continued)

Capital Stock (continued):

On October 28, 2020, the Fund announced the commencement of a conditional cash tender offer for up to 40% of the Fund’s issued and outstanding shares of common stock as of October 12, 2020 (i.e., 4,201,388 shares) at a price per share equal to 100% of the Fund’s net asset value per share as of the close of regular trading on the NYSE on the trading day immediately following the expiration date for the offer. The tender offer was set to expire at 11:59 p.m. Eastern Time on December 16, 2020, unless extended. The closing of the tender offer was contingent on the Fund’s stockholders approving a new investment advisory agreement between the Fund and Royce in accordance with the requirements of the 1940 Act.

On December 7, 2020, the Fund announced its Board of Directors had approved amended terms for its previously announced conditional cash tender offer. The Fund offered to purchase up to 50% of its issued and outstanding shares of common stock as of October 12, 2020 (i.e., 5,251,735 shares) at a price per share equal to 100% of the Fund’s net asset value per share as of the close of regular trading on the NYSE on the trading day immediately following the expiration date for the offer. The expiration date for the tender offer was extended until 11:59 P.M. on December 21, 2020. The closing of the tender offer, however, remained contingent on stockholder approval of a new investment advisory agreement between the Fund and Royce.

The Fund’s stockholders approved a new investment advisory agreement between the Fund and Royce at a special meeting of stockholders held on December 17, 2020. In accordance with the terms and conditions of the tender offer, because the number of shares tendered by stockholders exceeded the number of shares offered to be purchased by the Fund, the Fund purchased the full amount of 5,251,735 shares from tendering stockholders on a pro-rata basis (disregarding fractional shares). The purchase price of the properly tendered shares was equal to $14.43 per share (the Fund’s net asset value per share as of the close of regular trading on the NYSE on December 22, 2020) for an aggregate purchase price of $75,782,536. The direct expenses associated with the conduct of the tender offer and the preparation of the tender offer materials, including legal fees, information agent fees, depositary fees, and the costs of printing and mailing the tender offer materials, were borne by Franklin Resources, Inc., Royce’s ultimate corporate parent, and not by the Fund.

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount in accordance with the credit agreement, or as otherwise required by applicable regulatory standards, and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The maximum amount the Fund could borrow under the credit agreement during the year ended December 31, 2021 was $8,000,000. Such maximum borrowing amount was subsequently reduced from $8,000,000 to $4,000,000 through an amendment to the credit agreement dated as of January 6, 2021. The Fund has the right to further reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $15,000,000.

As of December 31, 2021, the Fund has outstanding borrowings of $4,000,000. During the year ended December 31, 2021, the Fund borrowed an average daily balance of $4,054,795 at a weighted average borrowing cost of 1.11%. The maximum amount outstanding during the year ended December 31, 2021, was $8,000,000. As of December 31, 2021, the aggregate value of rehypothecated securities was $1,463,176. During the year ended December 31, 2021, the Fund earned $13 in fees from reypothecated securities.

2021 Annual Report to Stockholders | 19

Royce Global Value Trust

Notes to Financial Statements (continued)

Investment Advisory Agreement:

The investment advisory agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.00% of the Fund’s average daily net assets, computed daily and payable monthly. For the year ended December 31, 2021, the Fund expensed Royce investment advisory fees totaling $908,248.

Purchases and Sales of Investment Securities:

For the year ended December 31, 2021, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $45,201,677 and $47,114,410, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of that review to the Board of Directors. Cross trades for the year ended December 31, 2021, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$1,488,222	$324,002	$(71,508)

Tax Information:

Distributions during the years ended December 31, 2021 and 2020, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS
2021	2020	2021	2020
$2,437,990	$ –	$12,964,188	$12,499,130

The tax basis components of distributable earnings at December 31, 2021, were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION)[1]	QUALIFIED LATE YEAR ORDINARY AND POST-OCTOBER LOSS DEFERRALS[2]	TOTAL DISTRIBUTABLE EARNINGS
$–	$–	$34,132,326	$(131,487)	$34,000,839

[1]	Includes timing differences on foreign currency, recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.

[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2021, the Fund recorded the following permanent reclassifications, which relate primarily to net operating losses, foreign currency transactions and gains from the sale of Passive Foreign Investment Companies.

TOTAL DISTRIBUTABLE EARNINGS (LOSS)	PAID-IN CAPITAL
$196,347	$(196,347)

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2018-2021) and has concluded that as of December 31, 2021, no provision for income tax is required in the Fund’s financial statements.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

20 | 2021 Annual Report to Stockholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Global Value Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Global Value Trust, Inc. (the "Fund") as of December 31, 2021, the related statements of operations and cash flows for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

2021 Annual Report to Stockholders | 21

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Micro-Cap Trust (RMT)

Chuck Royce, Jim Stoeffel, Brendan Hartmann

FUND PERFORMANCE

Royce Micro-Cap Trust (RMT) rose 19.2% on an NAV (net asset value) basis and 22.8% on a market price basis in 2021 versus respective gains of 14.8% and 19.3% for its unleveraged small-cap benchmarks, the Russell 2000 and the Russell Microcap Indexes, for the same period. On an NAV basis, RMT beat both the Russell 2000 and the Russell Microcap for the 3-, 5-, 10-, 15-, and 20-year periods while also beating the Russell 2000 for the 25-year and since inception (12/14/93) periods ended 12/31/21. In addition, the Fund beat both benchmarks based on market price for all of these applicable periods, save the 15-year span. The Fund’s average annual NAV total return for the since inception period ended 12/31/21 was 11.6%.

WHAT WORKED… AND WHAT DIDN’T

Ten of the portfolio’s 11 equity sectors made a positive impact on calendar-year performance, led by Industrials, Information Technology, and Consumer Discretionary. The only negative impact came from Communication Services while Utilities and Real Estate—two of RMT’s lowest weightings—made the smallest contributions. At the industry level, semiconductors & semiconductor equipment (Information Technology), trading companies & distributors (Industrials), and energy equipment & services (Energy) contributed most in 2021 while two areas in Information Technology—electronic equipment, instruments & components and software—as well as biotechnology (Health Care) were the three largest detractors.

At the position level, the Fund’s top contributor was Transcat, which distributes test and measurement instruments and provides accredited calibration services for use across a diverse range of industries. Its shares rose more or less steadily during 2021, thanks to rising revenues and earnings in both its Distribution and Services segments. The former rebounded nicely in 2021. We see a number of attractive attributes in the company, including its niche, its conservatively capitalized balance sheet, its active M&A pipeline, and what we think are sustainable gross margins in its Service segment. The next top contributor was AutoCanada, a North American automobile business that sells multiple brands and operates 50 franchised dealerships in Canada and Illinois. In early May, the company reported record-setting revenue and earnings along with a ninth consecutive quarter of outracing the Canadian new vehicle retail market. In November, AutoCanada announced record third-quarter revenue driven by strong performance in its used vehicle, Finance & Insurance, and U.S. operations, along with an improved outlook for ongoing demand.

Top Contributors to Performance		Top Detractors from Performance
For 2021 (%)[1]		For 2021 (%)[2]
Transcat	1.47	Upland Software	-0.67
AutoCanada	1.35	nLIGHT	-0.46
Onto Innovation	1.18	CIRCOR International	-0.43
Aspen Aerogels	0.89	PAR Technology	-0.40
Clearfield	0.85	Zealand Pharma	-0.34
[1] Includes dividends		[2] Net of dividends

The Fund’s biggest detractor was Upland Software, which provides cloud-based enterprise work management software. Its shares fell on mixed revenue performance following outsized presidential election-related growth in 2020 and disappointing execution of the transition of its go-to-market strategy. Profit margins contracted as the company sustained elevated investments in advance of an improvement in revenue productivity. Although we still appreciate much about its strategic allocation of capital, these factors led us to substantially reduce our position in the fourth quarter. The next biggest detractor was nLIGHT, which designs and manufactures semiconductor laser products. While revenues have been strong and the company carries little debt, declines in net income as well as some exposure to both China and the recovering aerospace & defense industry appeared to keep investors selling through most of 2021. We trimmed our stake earlier in the year.

The portfolio’s advantage over the Russell 2000 came almost equally from stock selection and sector allocation decisions in 2021. RMT’s underweight in Health Care, along with savvy stock picking, helped most on the sector level as this sector was the biggest detractor within the Russell 2000. We also benefited from effective stock selection in Information Technology and our overweight in Energy, the latter one of the strongest sectors within small-cap in 2021. Conversely, stock picking and our lower weighting in both Real Estate and Financials detracted from relative results in 2021, as did stock picking in Communication Services.

CURRENT POSITIONING AND OUTLOOK

Our outlook is very positive for small- and micro-cap value but is more nuanced for each asset class taken as a whole. The Russell 2000 enjoyed a third consecutive year of double-digit positive returns in 2021, which is rare for any equity index. It’s happened only twice before since the inception of the Russell 2000 in 1979—from 1991-1993 and 1995-1997. In each instance, a fourth year of double-digit positive performance failed to materialize. We always place a lot of weight on history, and this pattern, along with a less accommodative Fed, makes us think that performance for the Russell 2000 will be more muted in 2022. History also tells us, however, that small- and micro-cap value and cyclical stocks do well, particularly on a relative basis, during periods of improving economic growth—which is consistent with the encouraging signs we’ve been seeing on a company-by-company basis. Micro-cap stocks began the year with very strong returns before struggling through the second half of 2021—which has created opportunities in many sectors. We are particularly optimistic about long-term opportunities in technology, where supply chain consolidation has allowed certain names to secure greater market share in a growing, high-demand sector.

22 | 2021 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RMT NAV XOTCX

Performance Average Annual Total Return (%) Through 12/31/21

	JUL-DEC 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/14/93)
RMT (NAV)	-1.61	19.17	24.92	15.18	14.38	9.03	10.68	11.23	11.58
[1] Not Annualized

Market Price Performance History Since Inception (12/14/93) Cumulative Performance of Investment[1]

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)
RMT	22.8%	111.6%	281.2%	188.2%	657.9%	1755.0%

[1]	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($7.50 IPO), reinvested all distributions and fully participated in the primary subscription of the Fund's 1994 rights offering.
[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

Morningstar Style Map™ As of 12/31/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 62 for additional information.

Top 10 Positions % of Net Assets

Mesa Laboratories	3.0
PAR Technology	2.5
Onto Innovation	2.2
Transcat	2.1
AutoCanada	1.9
Sprott	1.5
Major Drilling Group International	1.4
Aspen Aerogels	1.3
nLIGHT	1.2
PDF Solutions	1.2

Portfolio Sector Breakdown % of Net Assets Information Technology	22.7
Industrials	18.2
Health Care	14.9
Financials	12.2
Consumer Discretionary	9.7
Energy	7.3
Materials	5.5
Communication Services	3.2
Real Estate	2.6
Consumer Staples	2.3
Utilities	0.3
Preferred Stock	0.0
Cash and Cash Equivalents, Net of Outstanding Line of Credit	1.1

Calendar Year Total Returns (%) YEAR	RMT
2021	19.2
2020	33.6
2019	22.4
2018	-11.6
2017	17.7
2016	22.0
2015	-11.7
2014	3.5
2013	44.5
2012	17.3
2011	-7.7
2010	28.5
2009	46.5
2008	-45.5
2007	0.6

Portfolio Diagnostics Fund Net Assets	$590 million
Number of Holdings	281
Turnover Rate	15%
Net Asset Value	$13.06
Market Price	$11.55
Average Market Capitalization [1]	$843 million
Weighted Average P/B Ratio[2]	2.5x
Active Share[3]	95%
U.S. Investments (% of Net Assets)	78.4%
Non-U.S. Investments (% of Net Assets)	20.5%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 6/30/19 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021.

2021 Annual Report to Stockholders | 23

Royce Micro-Cap Trust

Schedule of Investments

Common Stocks - 98.9%

	SHARES	VALUE

COMMUNICATION SERVICES - 3.2%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
†Radius Global Infrastructure Cl. A [1]	133,792	$2,154,051
ENTERTAINMENT - 1.3%
Chicken Soup For The Soul Entertainment Cl. A [1]	210,930	2,919,272
Cinedigm Cl. A [1]	200,000	232,000
Gaia Cl. A [1,2]	100,000	857,000
IMAX Corporation [1]	222,600	3,971,184
†Motorsport Games Cl. A [1]	12,003	40,810
		8,020,266
INTERACTIVE MEDIA & SERVICES - 0.7%
Eventbrite Cl. A [1]	41,154	717,726
QuinStreet [1]	200,900	3,654,371
		4,372,097
MEDIA - 0.8%
comScore [1]	297,195	992,631
Magnite [1]	206,900	3,620,750
		4,613,381
Total (Cost $15,950,075)		19,159,795

CONSUMER DISCRETIONARY – 9.7%
AUTO COMPONENTS - 1.6%
Motorcar Parts of America [1]	54,800	935,436
Patrick Industries	17,250	1,391,903
Sebang Global Battery	50,500	3,224,353
Standard Motor Products	47,460	2,486,429
Stoneridge [1,2]	57,600	1,137,024
		9,175,145
DISTRIBUTORS - 0.2%
Uni-Select [1]	40,000	813,945
DIVERSIFIED CONSUMER SERVICES - 0.9%
Aspen Group [1]	141,520	333,987
Park Lawn	50,000	1,640,381
Universal Technical Institute [1]	445,000	3,479,900
		5,454,268
HOTELS, RESTAURANTS & LEISURE - 1.7%
Century Casinos [1]	330,300	4,023,054
GAN [1]	44,700	410,793
Inspired Entertainment [1]	50,000	648,000
Lindblad Expeditions Holdings [1]	320,968	5,007,101
		10,088,948
HOUSEHOLD DURABLES - 1.4%
Cavco Industries [1,2]	8,600	2,731,790
Legacy Housing [1]	144,900	3,835,503
Lifetime Brands [2]	119,294	1,905,125
		8,472,418
INTERNET & DIRECT MARKETING RETAIL - 0.4%
CarParts.com [1]	50,000	560,000
1-800-FLOWERS.COM Cl. A [1]	22,700	530,499
†1stdibs.com [1]	76,200	953,262
†Porch Group [1]	16,400	255,676
		2,299,437
LEISURE PRODUCTS - 0.9%
Clarus Corporation	140,603	3,897,515
MasterCraft Boat Holdings [1]	55,700	1,577,981
		5,475,496
SPECIALTY RETAIL - 2.5%
†ARKO [1]	137,600	1,206,752
AutoCanada [1]	330,000	11,139,571
Barnes & Noble Education [1]	80,000	544,800
Lazydays Holdings [1]	30,000	646,200
Shoe Carnival [2]	36,432	1,423,762
		14,961,085
TEXTILES, APPAREL & LUXURY GOODS - 0.1%
YGM Trading	2,564,600	657,797
Total (Cost $37,281,169)		57,398,539

CONSUMER STAPLES - 2.3%
BEVERAGES - 0.4%
MGP Ingredients	20,000	1,699,800
Primo Water	26,791	472,325
		2,172,125
FOOD PRODUCTS - 1.8%
†CubicFarm Systems [1]	400,000	369,975
J G Boswell Company [3]	2,490	2,490,000
John B. Sanfilippo & Son [2]	7,900	712,264
Landec Corporation [1,2]	75,610	839,271
Seneca Foods Cl. A [1]	81,087	3,888,122
Seneca Foods Cl. B [1]	40,400	1,900,416
SunOpta [1]	50,000	347,500
		10,547,548
TOBACCO - 0.1%
†Turning Point Brands	20,700	782,046
Total (Cost $6,536,588)		13,501,719

ENERGY - 7.3%
ENERGY EQUIPMENT & SERVICES - 4.4%
Aspen Aerogels [1]	153,485	7,642,018
Bristow Group [1],[2],[4]	177,900	5,634,093
Computer Modelling Group	594,875	2,003,374
North American Construction Group	50,000	755,000
Pason Systems	433,600	3,955,685
SEACOR Marine Holdings [1,2]	216,957	737,654
TerraVest Industries	237,800	5,166,010
		25,893,834
OIL, GAS & CONSUMABLE FUELS - 2.9%
Ardmore Shipping [1]	90,500	305,890
Brigham Minerals Cl. A	220,000	4,639,800
Dorchester Minerals L.P.	153,963	3,046,928
Dorian LPG	163,138	2,070,221
GeoPark	69,218	792,546
†Imperial Petroleum [1]	28,708	55,693
Navigator Holdings [1]	175,000	1,552,250
†Northern Oil and Gas	34,200	703,836
Sabine Royalty Trust [2]	82,648	3,444,769
StealthGas	229,664	484,591
		17,096,524
Total (Cost $34,959,604)		42,990,358

FINANCIALS - 12.2%
BANKS - 1.7%
Bryn Mawr Bank	25,000	1,125,250
Chemung Financial	31,000	1,419,180
HBT Financial	46,300	867,199
Live Oak Bancshares [2]	30,900	2,697,261
Midway Investments [1,5]	735,647	0
†OceanFirst Financial	19,600	435,120
†Virginia National Bankshares	89,910	3,326,670
		9,870,680

24 | 2021 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2021

Schedule of Investments (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS - 8.1%
ASA Gold and Precious Metals	171,150	$3,609,553
B. Riley Financial	23,200	2,061,552
Barings BDC	215,300	2,372,606
Bolsa Mexicana de Valores	1,068,000	2,019,110
Canaccord Genuity Group	203,300	2,423,625
Donnelley Financial Solutions [1]	50,000	2,357,000
Fiera Capital Cl. A	78,000	646,840
GCM Grosvenor Cl. A	380,800	3,998,400
Manning & Napier Cl. A	136,600	1,135,146
Silvercrest Asset Management Group Cl. A	224,100	3,847,797
Sprott	191,453	8,639,185
StoneX Group [1,2]	71,227	4,362,654
Tel Aviv Stock Exchange	343,000	1,852,384
U.S. Global Investors Cl. A [2]	439,454	1,933,598
Urbana Corporation	237,600	664,931
Value Line [2]	74,574	3,491,555
VNV Global [1]	100,000	1,158,673
Warsaw Stock Exchange	52,900	543,816
Westaim Corporation (The) [1]	500,000	988,181
		48,106,606
CONSUMER FINANCE - 0.3%
EZCORP Cl. A [1,2,4]	201,000	1,481,370
LendingTree [1]	5,050	619,130
		2,100,500
DIVERSIFIED FINANCIAL SERVICES - 0.4%
ECN Capital	556,000	2,347,160
Waterloo Investment Holdings [1,5]	806,000	0
		2,347,160
INSURANCE - 1.7%
Hallmark Financial Services [1,2]	114,000	495,900
†Trean Insurance Group [1]	379,065	3,377,469
Trupanion [1,2]	45,070	5,950,592
		9,823,961
Total (Cost $48,039,063)		72,248,907

HEALTH CARE - 14.9%
BIOTECHNOLOGY - 2.6%
Arcturus Therapeutics Holdings [1,2,4]	79,836	2,954,730
Avid Bioservices [1]	34,700	1,012,546
†C4 Therapeutics [1]	5,900	189,980
CareDx [1]	18,900	859,572
†Caribou Biosciences [1]	12,900	194,661
†Catalyst Pharmaceuticals [1]	304,400	2,060,788
†Century Therapeutics [1]	12,900	204,594
DermTech [1]	9,000	142,200
†4D Molecular Therapeutics [1]	9,300	204,042
Larimar Therapeutics [1,2]	28,064	302,811
MeiraGTx Holdings [1]	126,200	2,995,988
Neoleukin Therapeutics [1,2]	145,397	700,813
Zealand Pharma [1]	153,015	3,399,006
		15,221,731
HEALTH CARE EQUIPMENT & SUPPLIES - 7.1%
Apyx Medical [1]	35,800	458,956
AtriCure [1,2]	15,000	1,042,950
Atrion Corporation [2]	4,689	3,305,276
BioLife Solutions [1]	42,100	1,569,067
†Bioventus Cl. A [1]	213,755	3,097,310
Chembio Diagnostics [1]	135,800	154,812
†ClearPoint Neuro [1]	17,700	198,594
CryoLife [1]	15,200	309,320
Cutera [1]	58,300	2,408,956
Mesa Laboratories [2]	54,630	17,923,557
OraSure Technologies [1,2]	50,000	434,500
OrthoPediatrics Corp. [1]	6,500	389,090
Profound Medical [1]	85,800	967,238
Repro Med Systems [1]	64,400	193,200
Semler Scientific [1]	22,400	2,052,960
Surmodics [1,2]	85,300	4,107,195
Utah Medical Products	31,350	3,135,000
		41,747,981
HEALTH CARE PROVIDERS & SERVICES - 2.4%
Cross Country Healthcare [1]	130,800	3,631,008
Great Elm Group [1]	682,245	1,425,892
†Hims & Hers Health Cl. A [1,2,4]	200,000	1,310,000
Joint Corp. (The) [1]	65,484	4,301,644
National Research [2]	46,668	1,937,655
PetIQ Cl. A [1,2]	25,000	567,750
Sharps Compliance [1]	153,500	1,094,455
		14,268,404
HEALTH CARE TECHNOLOGY - 1.2%
Simulations Plus [2]	85,570	4,047,461
Tabula Rasa HealthCare [1,2]	38,400	576,000
Vocera Communications [1]	33,100	2,146,204
		6,769,665
LIFE SCIENCES TOOLS & SERVICES - 1.4%
Harvard Bioscience [1]	317,400	2,237,670
†MaxCyte [1]	141,900	1,445,961
Quanterix Corporation [1]	111,700	4,736,080
		8,419,711
PHARMACEUTICALS - 0.2%
Knight Therapeutics [1]	187,000	783,509
Theravance Biopharma [1,2]	59,009	652,050
		1,435,559
Total (Cost $52,417,307)		87,863,051

INDUSTRIALS - 18.2%
AEROSPACE & DEFENSE - 0.8%
Astronics Corporation [1]	56,929	683,148
†Cadre Holdings	40,000	1,016,800
CPI Aerostructures [1]	189,700	517,881
Innovative Solutions and Support [1]	78,828	517,112
Park Aerospace	25,000	330,000
SIFCO Industries [1]	45,800	297,700
†Triumph Group [1]	10,000	185,300
Virgin Galactic Holdings [1,2,4]	102,850	1,376,133
		4,924,074
AIR FREIGHT & LOGISTICS - 0.2%
Atlas Air Worldwide Holdings [1]	10,000	941,200
BUILDING PRODUCTS - 1.0%
Burnham Holdings Cl. A [3]	117,000	1,619,280
CSW Industrials [2]	20,000	2,417,200
Insteel Industries [2]	44,200	1,759,602
Quanex Building Products	9,900	245,322
		6,041,404
COMMERCIAL SERVICES & SUPPLIES - 1.3%
Acme United	25,000	842,500

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Annual Report to Stockholders | 25

Royce Micro-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
COMMERCIAL SERVICES & SUPPLIES (continued)
Atento [1]	21,742	$555,073
Civeo Corporation [1]	37,499	718,856
Harsco Corporation [1]	19,600	327,516
Heritage-Crystal Clean [1,2,4]	123,001	3,938,492
Team [1,2]	93,300	101,697
Vidler Water Resouces [1,2,4]	121,200	1,464,096
		7,948,230
CONSTRUCTION & ENGINEERING - 3.2%
Ameresco Cl. A [1]	59,500	4,845,680
Construction Partners Cl. A [1]	84,900	2,496,909
Granite Construction	13,500	522,450
IES Holdings [1,2]	87,300	4,420,872
Infrastructure and Energy Alternatives [1]	275,100	2,530,920
Matrix Service [1,2]	8,200	61,664
Northwest Pipe [1,2]	65,100	2,070,180
NV5 Global [1]	13,400	1,850,808
		18,799,483
ELECTRICAL EQUIPMENT - 0.9%
American Superconductor [1]	104,225	1,133,968
Encore Wire [2]	3,307	473,232
LSI Industries	415,740	2,851,976
Powell Industries [2]	21,400	631,086
Power Solutions International [1,2,3]	21,100	54,860
		5,145,122
MACHINERY - 3.9%
CIRCOR International [1,2,4]	220,421	5,991,043
Graham Corporation [2]	149,850	1,864,134
†H2O Innovation [1]	437,300	902,291
Hurco Companies [2]	36,866	1,094,920
L. B. Foster Company [1,2]	95,300	1,310,375
Lindsay Corporation [2]	41,600	6,323,200
Luxfer Holdings [2]	31,700	612,127
NN [1]	90,600	371,460
Shyft Group (The)	17,200	845,036
Titan International [1]	212,200	2,325,712
Wabash National	6,400	124,928
Westport Fuel Systems [1]	412,500	977,625
		22,742,851
MARINE - 1.6%
Algoma Central	40,000	538,519
Clarkson	102,700	5,393,572
Eagle Bulk Shipping [2]	81,428	3,704,974
		9,637,065
PROFESSIONAL SERVICES - 1.3%
Acacia Research [1,2,4]	190,000	974,700
Barrett Business Services	2,600	179,556
Forrester Research [1]	62,300	3,658,879
Franklin Covey [1,2]	40,100	1,859,036
Resources Connection	59,300	1,057,912
		7,730,083
ROAD & RAIL - 0.3%
Patriot Transportation Holding [2]	55,764	450,015
Universal Logistics Holdings [2]	75,200	1,418,272
		1,868,287
TRADING COMPANIES & DISTRIBUTORS - 3.7%
†BlueLinx Holdings [1]	16,000	1,532,160
EVI Industries [1,2]	185,909	5,805,938
Lawson Products [1]	36,500	1,998,375
Transcat [1]	131,981	12,199,004
		21,535,477
Total (Cost $72,061,916)		107,313,276

INFORMATION TECHNOLOGY - 22.7% COMMUNICATIONS EQUIPMENT - 1.5%
Clearfield [1]	65,500	5,529,510
Digi International [1]	71,600	1,759,212
Genasys [1]	86,392	343,840
Ituran Location and Control	50,000	1,333,500
		8,966,062
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.9%
Bel Fuse Cl. A	67,705	978,337
Fabrinet [1]	2,200	260,634
FARO Technologies [1,2]	65,200	4,565,304
HollySys Automation Technologies [1]	51,900	730,752
Luna Innovations [1]	426,378	3,598,630
nLIGHT [1,2,4]	306,100	7,331,095
Novanta [1]	3,400	599,522
PAR Technology [1,2]	281,774	14,869,214
PC Connection [2]	14,000	603,820
PowerFleet [1]	230,500	1,092,570
Richardson Electronics	316,900	4,284,488
Vishay Precision Group [1]	41,800	1,551,616
		40,465,982
IT SERVICES - 0.6%
Cantaloupe [1,2]	90,500	803,640
Computer Task Group [1]	84,800	845,456
Hackett Group (The) [2]	27,700	568,681
International Money Express [1]	20,000	319,200
†Liberated Syndication [1,5]	98,000	313,992
Paya Holdings [1]	74,000	469,160
		3,320,129
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.7%
Alpha & Omega Semiconductor [1]	17,900	1,084,024
Amtech Systems [1,2]	92,184	910,778
Axcelis Technologies [1]	5,400	402,624
AXT [1]	100,000	881,000
Azenta [2]	34,000	3,505,740
Camtek [1]	50,300	2,315,812
Cohu [1]	38,990	1,485,129
CyberOptics Corporation [1]	64,900	3,017,850
FormFactor [1]	22,869	1,045,571
Ichor Holdings [1]	25,700	1,182,971
Kulicke & Soffa Industries [2]	77,200	4,673,688
Nova [1,2]	45,300	6,636,450
NVE Corporation	14,400	983,520
Onto Innovation [1,2,4]	127,550	12,911,886
PDF Solutions [1]	218,400	6,942,936
Photronics [1]	235,800	4,444,830
†Sequans Communications ADR [1]	31,800	150,732
Ultra Clean Holdings [1,2,4]	72,200	4,141,392
Veeco Instruments [1]	26,300	748,761
		57,465,694
SOFTWARE - 2.9%
Agilysys [1,2]	110,800	4,926,168
American Software Cl. A [2]	80,252	2,100,195
AudioEye [1]	50,000	351,000

26 | 2021 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2021

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SOFTWARE (continued)
Digital Turbine [1]	62,800	$3,830,172
†LiveVox Holdings Cl. A [1]	201,729	1,038,904
†Mitek Systems [1]	74,600	1,324,150
Model N [1]	25,000	750,750
†ON24 [1]	35,400	614,190
OneSpan [1]	5,600	94,808
Optiva [1]	28,000	605,621
RealNetworks [1]	100,171	98,168
Upland Software [1]	94,100	1,688,154
		17,422,280
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.1%
AstroNova [1]	114,600	1,547,100
Avid Technology [1]	64,500	2,100,765
Intevac [1]	539,400	2,540,574
TransAct Technologies [1]	40,900	445,810
		6,634,249
Total (Cost $69,174,404)		134,274,396

MATERIALS - 5.5%
CHEMICALS - 0.4%
LSB Industries [1]	176,540	1,950,767
Rayonier Advanced Materials [1]	50,000	285,500
		2,236,267
CONSTRUCTION MATERIALS - 0.2%
Monarch Cement [3]	8,150	855,750
CONTAINERS & PACKAGING - 0.4%
UFP Technologies [1,2,4]	36,445	2,560,626
METALS & MINING - 4.5%
Alamos Gold Cl. A	261,044	2,007,951
Altius Minerals	113,000	1,555,263
Ampco-Pittsburgh [1]	79,002	395,010
Haynes International [2]	84,400	3,403,852
Imdex	569,466	1,222,229
MAG Silver [1]	154,050	2,413,964
Major Drilling Group International [1]	1,274,784	8,324,215
Olympic Steel	35,000	822,500
Pretium Resources [1]	80,000	1,127,001
Sandstorm Gold [1]	810,000	5,022,000
Universal Stainless & Alloy Products [1,2]	33,620	265,262
		26,559,247
Total (Cost $23,732,534)		32,211,890

REAL ESTATE – 2.6%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.4%
Postal Realty Trust Cl. A	114,000	2,257,200
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.2%
Altus Group	87,000	4,881,134
Dundee Corporation Cl. A [1]	413,200	463,848
Marcus & Millichap [1,2]	4,900	252,154
Real Matters [1]	229,500	1,505,870
RMR Group (The) Cl. A [2]	88,200	3,058,776
Tejon Ranch [1,2]	154,994	2,957,285
		13,119,067
Total (Cost $15,037,265)		15,376,267

UTILITIES - 0.3%
WATER UTILITIES - 0.3%
Global Water Resources	106,000	1,812,600
Total (Cost $678,400)		1,812,600

TOTAL COMMON STOCKS
(Cost $375,868,325)		584,150,798

PREFERRED STOCK - 0.0%
ENERGY - 0.0%
OIL, GAS & CONSUMABLE FUELS - 0.0%
†Imperial Petroleum 8.75% Ser. A	4,784	84,438
(Cost $71,808)		84,438

REPURCHASE AGREEMENT- 4.9%

Fixed Income Clearing Corporation, 0.00% dated 12/31/21, due 1/3/22, maturity value

$28,723,143 (collateralized by obligations of various U.S. Government Agencies, 1.375%

due 12/31/28, valued at $29,297,608)

(Cost $28,723,143)		28,723,143

TOTAL INVESTMENTS - 103.8%
(Cost $404,663,276)		612,958,379

LIABILITIES LESS CASH AND OTHER ASSETS - (3.8)%		(22,645,002)

NET ASSETS - 100.0%		$590,313,377

ADR - American Depository Receipt

†	New additions in 2021.
[1]	Non-income producing.
[2]	All or a portion of these securities were pledged as collateral in connection with the Fund's revolving credit agreement at December 31, 2021. Total market value of pledged securities at December 31, 2021, was $63,559,650.
[3]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[4]	At December 31, 2021, a portion of these securities were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund's revolving credit agreement in the aggregate amount of $19,850,498. See Notes to Financial Statements.
[5]	Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund's Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2021, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $408,970,641. At December 31, 2021, net unrealized appreciation for all securities was $203,987,738 consisting of aggregate gross unrealized appreciation of $251,985,745 and aggregate gross unrealized depreciation of $47,998,007. The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in publicly traded partnerships and Trusts, investments in Real Estate Investment Trusts and mark-to-market of Passive Foreign Investment Companies.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Annual Report to Stockholders | 27

Royce Micro-Cap Trust	December 31, 2021

Statement of Assets and Liabilities

ASSETS:
Investments at value	$584,235,236
Repurchase agreements (at cost and value)	28,723,143
Foreign currency (cost $14,457)	14,568
Receivable for investments sold	632,477
Receivable for dividends	132,893
Prepaid expenses and other assets	39,359
Total Assets	613,777,676
LIABILITIES:
Revolving credit agreement	22,000,000
Payable for investments purchased	728,179
Payable for investment advisory fee	568,917
Payable for directors' fees	20,799
Payable for interest expense	21,897
Accrued expenses	124,507
Total Liabilities	23,464,299
Net Assets	$590,313,377
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 45,199,948 shares outstanding (150,000,000 shares authorized)	$382,528,418
Total distributable earnings (loss)	207,784,959
Net Assets (net asset value per share - $13.06)	$590,313,377
Investments at identified cost	$375,940,133

28 | 2021 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	Year Ended December 31, 2021

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$9,180,725
Foreign withholding tax	(359,497)
Rehypothecation income	31,643
Total income	8,852,871
EXPENSES:
Investment advisory fees	6,178,975
Interest expense	248,028
Administrative and office facilities	228,308
Stockholder reports	112,080
Custody and transfer agent fees	101,529
Directors' fees	92,237
Professional fees	79,376
Other expenses	64,399
Total expenses	7,104,932
Compensating balance credits	(20)
Net expenses	7,104,912
Net investment income (loss)	1,747,959
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	39,265,323
Foreign currency transactions	22,772
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	54,225,692
Other assets and liabilities denominated in foreign currency	(1,467)
Net realized and unrealized gain (loss) on investments and foreign currency	93,512,320
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$95,260,279

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Annual Report to Stockholders | 29

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/21	YEAR ENDED 12/31/20

INVESTMENT OPERATIONS:
Net investment income (loss)	$1,747,959	$(1,313,986)
Net realized gain (loss) on investments and foreign currency	39,288,095	27,280,534
Net change in unrealized appreciation (depreciation) on investments and foreign currency	54,224,225	99,194,387
Net increase (decrease) in net assets from investment operations	95,260,279	125,160,935
DISTRIBUTIONS:
Total distributable earnings	(37,185,784)	(26,108,860)
Total distributions	(37,185,784)	(26,108,860)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	16,322,950	12,056,861
Total capital stock transactions	16,322,950	12,056,861
Net Increase (Decrease) In Net Assets	74,397,445	111,108,936
NET ASSETS:
Beginning of year	515,915,932	404,806,996
End of year	$590,313,377	$515,915,932

30 | 2021 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	Year Ended December 31, 2021

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$95,260,279
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(91,778,405)
Proceeds from sales and maturities of long-term investments	132,406,430
Net purchases, sales and maturities of short-term investments	(21,746,987)
Net (increase) decrease in dividends receivable and other assets	36,275
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	181,163
Net change in unrealized appreciation (depreciation) on investments	(54,225,692)
Net realized gain (loss) on investments	(39,265,323)
Net cash provided by operating activities	20,867,740
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions net of reinvestment (reinvestment $16,322,950)	(20,862,834)
Net cash used for financing activities	(20,862,834)
INCREASE (DECREASE) IN CASH:	4,906
Cash and foreign currency at beginning of year	9,662
Cash and foreign currency at end of year	$14,568

Supplemental disclosure of cash flow information:

For the year ended December 31, 2021, the Fund paid $248,534 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Annual Report to Stockholders | 31

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

	YEARS ENDED
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net Asset Value, Beginning of Period	$11.79	$9.63	$8.53	$10.48	$9.63
INVESTMENT OPERATIONS:
Net investment income (loss)	0.04 [1]	(0.03)	0.01	0.01	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	2.12	2.86	1.81	(1.18)	1.52
Net increase (decrease) in net assets from investment operations	2.16	2.83	1.82	(1.17)	1.58
DISTRIBUTIONS:
Net investment income	-	(0.08)	(0.03)	(0.00)	(0.06)
Net realized gain on investments and foreign currency	(0.84)	(0.53)	(0.65)	(0.75)	(0.63)
Total distributions	(0.84)	(0.61)	(0.68)	(0.75)	(0.69)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.05)	(0.06)	(0.04)	(0.03)	(0.04)
Total capital stock transactions	(0.05)	(0.06)	(0.04)	(0.03)	(0.04)
Net Asset Value, End of Period	$13.06	$11.79	$9.63	$8.53	$10.48
Market Value, End of Period	$11.55	$10.12	$8.54	$7.42	$9.44
TOTAL RETURN:[2]
Net Asset Value	19.17%	33.60%	22.44%	(11.62)%	17.67%
Market Value	22.78%	29.32%	24.82%	(14.65)%	25.09%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[3]	1.04%	1.19%	0.85%	0.92%[4]	0.49%
Other operating expenses	0.16%	0.24%	0.35%	0.43%	0.40%
Total expenses (net)	1.20%	1.43%	1.20%	1.35%	0.89%
Expenses excluding interest expense	1.16%	1.34%	1.01%	1.05%	0.62%
Expenses prior to balance credits	1.20%	1.43%	1.20%	1.35%	0.89%
Net investment income (loss)	0.30%[1]	(0.34)%	0.10%	0.10%	0.56%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$590,313	$515,916	$404,807	$345,499	$409,905
Portfolio Turnover Rate	15%	17%	15%	21%	15%
REVOLVING CREDIT AGREEMENT:
Asset coverage	2783%	2445%	1940%	1670%	1011%
Asset coverage per $1,000	$27,832	$24,451	$19,400	$16,705	$10,109

[1]	A special distribution from ECN Capital resulted in an increase in net investment income (loss) per share of $0.07 per share and an increase in the ratio of net investment income (loss) to average net assets of 0.51%.

[2]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

[3]	The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 12-month basis.

[4]	Includes the impact of the adjustment of prior period’s performance fees of 0.06%.

32 | 2021 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Notes to Financial Statements

Summary of Significant Accounting Policies

Royce Micro-Cap Trust, Inc. (the "Fund"), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq's Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the Investment Company Act of 1940 (“1940 Act”), under procedures approved by the Fund's Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.
Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$578,816,916	$5,019,890	$313,992	$584,150,798
Preferred Stock	84,438	–	–	84,438
Repurchase Agreement	–	28,723,143	–	28,723,143

2021 Annual Report to Stockholders | 33

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/20	PURCHASES	SALES	CORPORATE ACTIONS	REALIZED GAIN (LOSS) [1]	UNREALIZED GAIN (LOSS) [1]	BALANCE AS OF 12/31/21
Common Stocks	$201,500	$452,156	$1	$–	$(1,017,324)	$677,661	$313,992
Warrants	5,000	–	–	0	–	(5,000)	–
[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at December 31, 2021 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

34 | 2021 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian's fee is paid indirectly by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:

The Fund issued 1,435,160 and 1,745,537 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2021 and December 31, 2020, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount in accordance with the credit agreement, or as otherwise required by applicable regulatory standards, and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The current maximum amount the Fund may borrow under the credit agreement is $22,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $60,000,000.

As of December 31, 2021, the Fund has outstanding borrowings of $22,000,000. During the year ended December 31, 2021, the Fund borrowed an average daily balance of $22,000,000 at a weighted average borrowing cost of 1.11%. The maximum amount outstanding during the year ended December 31, 2021, was $22,000,000. As of December 31, 2021, the aggregate value of rehypothecated securities was $19,850,498. During the year ended December 31, 2021, the Fund earned $31,643 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000. The fee is payable monthly.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 36-month period ending with such month (the "performance period"). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

2021 Annual Report to Stockholders | 35

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Investment Advisory Agreement (continued):

For the twelve rolling 36-month periods in 2021, the Fund’s investment performance ranged from 6% above to 18% above the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $4,266,154 and a net upward adjustment of $1,912,821 for the performance of the Fund relative to that of the Russell 2000. For the year ended December 31, 2021, the Fund expensed Royce investment advisory fees totaling $6,178,975.

Purchases and Sales of Investment Securities:

For the year ended December 31, 2021, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $89,231,786 and $121,572,706, respectively.

Cross trades may be executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of that review to the Board of Directors. Cross trades for the year ended December 31, 2021, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$2,280,840	$ –	$ –

Tax Information:

Distributions during the years ended December 31, 2021 and 2020, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS
2021	2020	2021	2020
$4,932,223	$7,185,672	$32,253,561	$18,923,188

The tax basis components of distributable earnings at December 31, 2021, were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION)[1]	QUALIFIED LATE YEAR ORDINARY AND POST-OCTOBER LOSS DEFERRALS[2]	TOTAL DISTRIBUTABLE EARNINGS
$3,293,471	$3,271,441	$203,988,907	$(2,768,860)	$207,784,959
[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.

[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. This column also includes passive activity losses.

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2021, the Fund had no reclassifications.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2018-2021) and has concluded that as of December 31, 2021, no provision for income tax is required in the Fund’s financial statements.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

36 | 2021 Annual Report to Stockholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Micro-Cap Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Micro-Cap Trust, Inc. (the "Fund") as of December 31, 2021, the related statements of operations and cash flows for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

2021 Annual Report to Stockholders | 37

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Value Trust (RVT)

Chuck Royce, Lauren Romeo, CFA®

Steven McBoyle, Andrew Palen

FUND PERFORMANCE

Royce Value Trust (RVT) rose 20.0% on an NAV (net asset value) basis and 32.9% on a market price basis in 2021 versus respective gains of 14.8% and 26.7% for its unleveraged small-cap benchmarks, the Russell 2000 and the S&P SmallCap 600 Indexes, for the same period. On both an NAV and market price basis, RVT beat the Russell 2000 for the 3-, 5-, 10-, 20-, 25-, 30-, 35-year, and since inception (11/26/86) periods ended 12/31/21, all under the management of Chuck Royce. The Fund’s average annual NAV total return for the since inception period ended 12/31/21 was 11.1%.

WHAT WORKED… AND WHAT DIDN’T

Nine of the portfolio’s 11 equity sectors made a positive impact on calendar-year performance, led by Industrials, Information Technology, and Consumer Discretionary. The only negative impacts came from Health Care and Communication Services while Utilities, the portfolio’s smallest sector weighting, made the smallest contribution. At the industry level, semiconductors & semiconductor equipment (Information Technology), machinery (Industrials), and specialty retail (Consumer Discretionary) contributed most in 2021 while health care equipment & supplies (Health Care), software (Information Technology), and diversified telecommunication services (Communication Services) were the largest detractors.

At the position level, the Fund’s top contributor was AutoCanada, a North American automobile business that sells multiple brands and operates 50 franchised dealerships in Canada and Illinois. In early May, the company reported record-setting revenue and earnings along with a ninth consecutive quarter of outracing the Canadian new vehicle retail market. In November, AutoCanada announced record third-quarter revenue driven by strong performance in its used vehicle, F&I (Finance & Insurance), and U.S. operations, along with an improved outlook for ongoing demand. The next top contributor was SiTime Corporation, which supplies timing semiconductors. The company saw accelerating growth and expanding margins on new product launches in 2021 while it also doubled its addressable market over the past two years. SiTime’s all-silicon MEMs (Microelectromechanical systems) timing solutions continue to replace legacy quartz-based timing solutions in new market verticals and are in the early stages of market penetration.

Top Contributors to Performance		Top Detractors from Performance
For 2021 (%)[1]		For 2021 (%)[2]

AutoCanada	0.95	Bandwidth Cl. A	-0.59
SiTime Corporation	0.77	Upland Software	-0.53
Kadant	0.55	SmileDirectClub Cl. A	-0.51
KBR	0.52	Repay Holdings Cl. A	-0.25
Mosaic Company (The)	0.52	CIRCOR International	-0.23
[1] Includes dividends		[2] Net of dividends

Bandwidth, a cloud-based voice and text communications solutions provider, was RVT’s top-detracting position. The company’s valuation multiples contracted even as it sustained strong, though decelerating, revenue growth that followed outsized pandemic-related growth. Bandwidth has also been integrating the acquisition of global competitor Voxbone, which should expand its addressable market and improve both its customer value proposition and competitive positioning. In September, Bandwidth experienced a DDoS (distributed denial of service) malware attack that disrupted operations and affected customer relationships. Its shares were most pressured, however, by concerns about the sustainability of its growth and how it would respond to new forms of competition. The Fund’s second-biggest detractor was Upland Software, which provides cloud-based enterprise work management software. Its shares fell on mixed revenue performance following outsized presidential election-related growth in 2020 and disappointing execution of the transition of its go-to-market strategy. Profit margins contracted as the company sustained elevated investments in advance of an improvement in revenue productivity. Although we still appreciate much about its strategic allocation of capital, these factors led us to substantially reduce our position in the fourth quarter.

The portfolio’s advantage over the Russell 2000 resulted from sector allocation in 2021, with our significant underweight in Health Care helping most on the sector level as it was the biggest detractor within the Russell 2000. We also benefited from effective stock selection in Consumer Discretionary as well as a combination of our higher exposure and savvy stock selection in Industrials. Conversely, stock picking detracted from relative results in Energy—which was strong within the Russell 2000— as well as in Materials and Financials in 2021.

CURRENT POSITIONING AND OUTLOOK

Our outlook is very positive for small-cap value but more nuanced for small-cap as a whole. The Russell 2000 enjoyed a third consecutive year of double-digit positive returns in 2021, which is rare for any equity index. It’s happened only twice before since the inception of the Russell 2000 in 1979—from 1991-1993 and 1995-1997. In each instance, a fourth year of double-digit positive performance failed to materialize. We always place a lot of weight on history, and this pattern, along with a less accommodative Fed, makes us think that performance for the Russell 2000 will be more muted in 2022. History also tells us, however, that small-cap value and cyclicals do well, particularly on a relative basis, during periods of improving economic growth—which is consistent with the encouraging signs we’ve been seeing on a company-by-company basis. We also are optimistic about the relative performance outlook for high quality stocks—which we primarily define as companies with high returns on invested capital and stable returns on assets. We think the Fund’s combined focus on high-quality and value should be supportive for attractive returns, particularly relative to its benchmark.

38  |   2021 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RVT NAV XRVTX

Performance

Average Annual Total Return (%) Through 12/31/21

	JUL-DEC 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION (11/26/86)
RVT (NAV)	2.74	19.97	24.01	14.26	13.48	8.56	9.73	10.69	11.31	11.07

1 Not annualized

Market Price Performance History Since Inception (11/26/86)

Cumulative Performance of Investment through 12/31/211

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/26/86)
RVT	32.9%	122.8%	295.7%	207.6%	584.6%	3536.2%

[1]	Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all distributions and fully participated in primary subscriptions of the Fund's rights offerings.
[2]	Reflects the actual month-end market price movement of one share as it has traded on the NYSE.

Morningstar Style Map™ As of 12/31/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 62 for additional information.

Top 10 Positions

% of Net Assets

MKS Instruments	2.4
AutoCanada	1.5
KBR	1.4
Mosaic Company (The)	1.3
Kadant	1.3
FormFactor	1.3
Quaker Chemical	1.2
FirstService Corporation	1.2
Cirrus Logic	1.2
Mesa Laboratories	1.2

Portfolio Sector Breakdown

% of Net Assets

Industrials	25.1
Information Technology	24.4
Financials	13.8
Materials	10.8
Consumer Discretionary	10.3
Health Care	5.4
Real Estate	3.8
Energy	2.0
Consumer Staples	1.4
Communication Services	1.2
Utilities	0.1
Diversified Investment Companies	0.0
Cash and Cash Equivalents, Net of Outstanding Line of Credit	1.7

Calendar Year Total Returns (%)

YEAR	RVT
2021	20.0
2020	21.9
2019	30.5
2018	-14.4
2017	19.4
2016	26.8
2015	-8.1
2014	0.8
2013	34.1
2012	15.4
2011	-10.1
2010	30.3
2009	44.6
2008	-45.6
2007	5.0

Portfolio Diagnostics

Fund Net Assets	$2,150 million
Number of Holdings	507
Turnover Rate	44%
Net Asset Value	$20.29
Market Price	$19.59
Average Market Capitalization[1]	$2,942 million
Weighted Average P/E Ratio [2,3]	18.0x
Weighted Average P/B Ratio [2]	2.7x
Active Share [4]	84%
U.S. Investments (% of Net Assets)	82.9%
Non-U.S. Investments (% of Net Assets)	15.4%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (17% of portfolio holdings as of 12/31/21).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Value Trust at 6/30/18 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to date performance for 2021.

2021 Annual Report to Shareholders  |  39

Royce Value Trust

Schedule of Investments
Common Stocks – 98.3%
	SHARES	VALUE

COMMUNICATION SERVICES – 1.2%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
Bandwidth Cl. A [1]	40,000	$2,870,400
Cogent Communications Holdings [2]	9,003	658,840
Liberty Latin America Cl. C [1,2,3]	73,228	834,799
		4,364,039
ENTERTAINMENT - 0.3%
IMAX Corporation [1]	367,950	6,564,228
†World Wrestling Entertainment Cl. A	6,945	342,666
		6,906,894
INTERACTIVE MEDIA & SERVICES - 0.5%
QuinStreet [1,2]	204,154	3,713,561
Ziff Davis [1,2]	51,735	5,735,342
		9,448,903
MEDIA - 0.2%
†AMC Networks Cl. A [1]	33,190	1,143,064
†Magnite [1]	31,550	552,125
†Thryv Holdings [1]	50,000	2,056,500
		3,751,689
WIRELESS TELECOMMUNICATION SERVICES - 0.0%
†Shenandoah Telecommunications	7,317	186,584
Spok Holdings	39,777	371,119
		557,703
Total (Cost $20,113,710)		25,029,228

CONSUMER DISCRETIONARY – 10.3%
AUTO COMPONENTS - 1.9%
†American Axle & Manufacturing Holdings [1]	62,357	581,791
Dorman Products [1,2]	60,390	6,824,674
Gentex Corporation [2]	189,840	6,615,924
†Goodyear Tire & Rubber [1]	8,038	171,370
LCI Industries [2]	107,146	16,700,847
Motorcar Parts of America [1]	13,337	227,662
Patrick Industries [2]	91,956	7,419,930
Standard Motor Products [2]	16,900	885,391
†XPEL [1]	7,951	542,894
		39,970,483
DISTRIBUTORS - 0.2%
LKQ Corporation [2]	84,300	5,060,529
DIVERSIFIED CONSUMER SERVICES - 0.3%
Adtalem Global Education [1]	14,873	439,646
American Public Education [1]	33,228	739,323
H&R Block	18,200	428,792
Perdoceo Education [1]	62,502	735,024
Universal Technical Institute [1]	639,032	4,997,230
		7,340,015
HOTELS, RESTAURANTS & LEISURE - 1.5%
†Bloomin' Brands [1]	27,761	582,426
Century Casinos [1]	91,061	1,109,123
†Denny's Corporation [1]	100,000	1,600,000
†Hyatt Hotels Cl. A [1]	2,098	201,198
Lindblad Expeditions Holdings [1,2]	373,700	5,829,720
Scientific Games [1]	353,968	23,655,681
		32,978,148
HOUSEHOLD DURABLES - 0.8%
Cavco Industries [1,2,3]	14,700	4,669,455
†Century Communities	22,838	1,867,920
†Countryside Properties [1]	100,000	609,097
Ethan Allen Interiors [2]	19,826	521,226
La-Z-Boy	40,817	1,482,065
M/I Homes [1]	9,358	581,880
Meritage Homes [1]	11,598	1,415,652
Skyline Champion [1]	50,410	3,981,382
TopBuild Corp. [1]	8,850	2,441,804
Tupperware Brands [1]	34,663	529,997
		18,100,478
INTERNET & DIRECT MARKETING RETAIL - 0.2%
†Liquidity Services [1]	8,706	192,228
†1-800-FLOWERS.COM Cl. A [1]	152,300	3,559,251
		3,751,479
LEISURE PRODUCTS - 0.4%
Brunswick Corporation	78,810	7,938,531
MasterCraft Boat Holdings [1]	41,588	1,178,188
†YETI Holdings [1]	4,139	342,834
		9,459,553
MULTILINE RETAIL - 0.1%
Big Lots	8,153	367,293
Franchise Group Cl. A	39,975	2,085,096
†Ollie's Bargain Outlet Holdings [1]	5,600	286,664
		2,739,053
SPECIALTY RETAIL - 3.2%
†Aaron's Company (The)	4,363	107,548
America's Car-Mart [1,2]	97,500	9,984,000
Asbury Automotive Group [1]	24,813	4,285,950
AutoCanada [1]	952,600	32,156,228
Camping World Holdings Cl. A [2]	279,113	11,276,165
CarMax [1]	4,600	599,058
Cato Corporation (The) Cl. A	26,183	449,300
Chico's FAS [1]	746	4,013
†Conn's [1]	15,480	364,090
Genesco [1]	14,045	901,268
†Group 1 Automotive	3,546	692,250
Haverty Furniture	19,249	588,442
Hibbett	4,651	334,546
MarineMax [1]	25,803	1,523,409
†ODP Corporation (The) [1]	11,832	464,761
Rent-A-Center	10,375	498,415
Shoe Carnival [2]	9,587	374,660
Signet Jewelers	19,243	1,674,718
Zumiez [1]	26,903	1,291,075
		67,569,896
TEXTILES, APPAREL & LUXURY GOODS - 1.7%
Canada Goose Holdings [1]	369,120	13,679,587
G-III Apparel Group [1]	46,135	1,275,171
Kontoor Brands	20,602	1,055,853
†Levi Strauss & Co. Cl. A	15,480	387,464
Movado Group	29,737	1,243,899
Ralph Lauren Cl. A	110,425	13,125,116
Vera Bradley [1]	90,686	771,738
Wolverine World Wide [2]	142,146	4,095,226
		35,634,054
Total (Cost $151,038,147)		222,603,688

CONSUMER STAPLES – 1.4%
BEVERAGES - 0.0%
†Coca-Cola Consolidated	448	277,397
FOOD & STAPLES RETAILING - 0.0%
SpartanNash Company	33,299	857,782

40 | 2021 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2021

Schedule of Investments (continued)

	SHARES	VALUE

CONSUMER STAPLES (continued)
FOOD PRODUCTS - 0.9%
†CubicFarm Systems [1]	950,000	$878,691
†Freshpet [1]	5,000	476,350
J G Boswell Company [4]	3,940	3,940,000
John B. Sanfilippo & Son	6,642	598,843
Nomad Foods [1,2]	143,600	3,646,004
Seneca Foods Cl. A [1]	198,231	9,505,176
		19,045,064
HOUSEHOLD PRODUCTS - 0.1%
Central Garden & Pet [1]	18,551	976,339
Spectrum Brands Holdings	3,317	337,405
		1,313,744
PERSONAL PRODUCTS - 0.4%
Inter Parfums [2]	69,755	7,456,810
TOBACCO - 0.0%
Universal Corporation	2,872	157,730
Vector Group	14,216	163,200
		320,930
Total (Cost $14,874,368)		29,271,727

DIVERSIFIED INVESTMENT COMPANIES – 0.0%
CLOSED-END FUNDS - 0.0%
Eagle Point Credit	42,054	588,756
Total (Cost $370,947)		588,756

ENERGY – 2.0%
ENERGY EQUIPMENT & SERVICES - 0.6%
†Aspen Aerogels [1]	36,450	1,814,846
Bristow Group [1]	168,564	5,338,422
Helix Energy Solutions Group [1]	86,319	269,315
Helmerich & Payne [2]	23,130	548,181
Oil States International [1]	16,236	80,693
Pason Systems	386,224	3,523,479
RPC [1]	81,095	368,171
		11,943,107
OIL, GAS & CONSUMABLE FUELS - 1.4%
†Antero Resources [1]	411,200	7,196,000
Civitas Resources	19,702	964,807
CONSOL Energy [1]	32,328	734,169
Diamondback Energy	4,643	500,747
Dorchester Minerals L.P. [2]	279,148	5,524,339
Dorian LPG	394,936	5,011,738
†PDC Energy	166,582	8,125,870
Renewable Energy Group [1]	6,893	292,539
REX American Resources [1]	3,866	371,136
World Fuel Services [2]	79,680	2,109,130
		30,830,475
Total (Cost $37,895,498)		42,773,582

FINANCIALS – 13.8%
BANKS - 3.5%
Ameris Bancorp	33,030	1,640,930
Bank of N.T. Butterfield & Son [2]	179,528	6,841,812
†BankUnited	12,176	515,167
†Cadence Bank	5,597	166,735
Canadian Western Bank	279,500	8,020,752
CIT Group	11,000	564,740
Customers Bancorp [1]	32,365	2,115,700
Eagle Bancorp	16,876	984,546
Farmers & Merchants Bank of Long Beach [4]	416	3,328,000

†First Bancshares (The)	17,856	689,599
First Citizens BancShares Cl. A	17,652	14,648,336
First Financial Bancorp	21,352	520,562
First Hawaiian	15,603	426,430
†German American Bancorp	6,285	244,989
Hanmi Financial	62,246	1,473,985
HarborOne Bancorp	63,400	940,856
HBT Financial	40,400	756,692
Heritage Financial	20,810	508,596
Hilltop Holdings	35,634	1,252,179
†Home BancShares	23,719	577,558
HomeStreet	18,785	976,820
†Independent Bank Group	8,521	614,790
†National Bank Holdings Cl. A	21,915	962,945
†NBT Bancorp	12,562	483,888
†Old National Bancorp	83,779	1,518,075
†Origin Bancorp	12,224	524,654
Preferred Bank	7,381	529,882
†Signature Bank	191	61,783
†Silvergate Capital Cl. A [1]	51,000	7,558,200
†Southside Bancshares	11,311	473,026
†TowneBank	11,058	349,322
Triumph Bancorp [1]	24,519	2,919,722
†Trustmark Corporation	19,512	633,360
†Virginia National Bankshares	108,540	4,015,980
Webster Financial [2]	134,200	7,493,728
Wintrust Financial	11,000	999,020
		76,333,359
CAPITAL MARKETS - 6.1%
Ares Management Cl. A [2]	187,200	15,213,744
Artisan Partners Asset Management Cl. A [2],[3]	74,900	3,568,236
ASA Gold and Precious Metals	95,220	2,008,190
Ashmore Group	548,400	2,160,055
B. Riley Financial	7,669	681,467
Barings BDC	191,594	2,111,366
Bolsa Mexicana de Valores	1,723,106	3,257,622
BrightSphere Investment Group	54,261	1,389,082
†Donnelley Financial Solutions [1]	33,398	1,574,382
Focus Financial Partners Cl. A [1],[2],[3]	50,000	2,986,000
GCM Grosvenor Cl. A	1,699,255	17,842,177
Houlihan Lokey Cl. A [2]	27,480	2,844,730
Lazard Cl. A [2]	87,975	3,838,349
†MarketWise Cl. A [1]	500,000	3,770,000
Moelis & Company Cl. A	21,000	1,312,710
Morningstar [2]	58,700	20,074,813
Newtek Business Services	87,385	2,414,447
Onex Corporation	9,200	722,065
†P10 Cl. A [1]	20,000	279,600
Rothschild & Co	50,293	2,310,383
SEI Investments [2]	316,330	19,277,150
Silvercrest Asset Management Group Cl. A	19,956	342,644
Sprott	256,480	11,573,484
Tel Aviv Stock Exchange	332,179	1,793,945
TMX Group	68,400	6,934,899
		130,281,540
CONSUMER FINANCE - 0.1%
Encore Capital Group [1]	17,933	1,113,819
Enova International [1]	19,768	809,697

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Annual Report to Stockholders | 41

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

FINANCIALS (continued)
CONSUMER FINANCE (continued)
†Green Dot Cl. A [1]	11,732	$425,168
LendingTree [1]	4,000	490,400
		2,839,084
DIVERSIFIED FINANCIAL SERVICES - 0.4%
Banco Latinoamericano de Comercio Exterior Cl. E	73,446	1,219,203
†Compass Diversified Holdings	19,419	593,833
ECN Capital	1,023,900	4,322,405
Equitable Holdings	65,000	2,131,350
Waterloo Investment Holdings [1],[5]	2,972,000	0
		8,266,791
INSURANCE - 2.8%
Ambac Financial Group [1]	53,000	850,650
American Equity Investment Life Holding Company	74,098	2,883,894
†AMERISAFE	12,639	680,357
Assured Guaranty	49,363	2,478,023
†Axis Capital Holdings	11,812	643,400
†BRP Group Cl. A [1]	33,300	1,202,463
E-L Financial	21,650	15,536,414
Employers Holdings	9,783	404,820
Erie Indemnity Cl. A	28,200	5,433,012
First American Financial	24,503	1,916,870
†Genworth Financial Cl. A [1]	210,828	853,853
Independence Holding Company [2]	170,023	9,636,904
†International General Insurance Holdings	20,609	166,933
†James River Group Holdings	33,688	970,551
Old Republic International	38,000	934,040
ProAssurance Corporation [2]	19,585	495,500
RenaissanceRe Holdings	3,632	615,007
RLI Corp. [2]	54,650	6,126,265
†Safety Insurance Group	19,858	1,688,526
SiriusPoint [1]	12,838	104,373
Stewart Information Services	31,064	2,476,733
†Trean Insurance Group [1]	251,966	2,245,017
White Mountains Insurance Group	950	963,205
		59,306,810
INVESTMENT COMPANIES - 0.2%
†Hagerty Cl. A [1]	300,000	4,254,000
THRIFTS & MORTGAGE FINANCE - 0.7%
Axos Financial [1],[2]	10,948	612,103
Flagstar Bancorp	50,484	2,420,203
NMI Holdings Cl. A [1]	95,341	2,083,201
†Northwest Bancshares	48,051	680,402
Provident Bancorp	63,200	1,175,520
Territorial Bancorp	9,300	234,825
Timberland Bancorp [2]	274,457	7,602,459
†TrustCo Bank Corp NY	12,672	422,104
†WSFS Financial	10,827	542,649
		15,773,466
Total (Cost $194,093,239)		297,055,050

HEALTH CARE – 5.4%
BIOTECHNOLOGY - 0.6%
†CareDx [1]	12,650	575,322
Catalyst Pharmaceuticals [1]	69,350	469,500
Coherus BioSciences [1]	48,629	776,119
Eagle Pharmaceuticals [1]	17,503	891,253

†PureTech Health [1]	120,100	474,679
United Therapeutics [1]	10,000	2,160,800
Vanda Pharmaceuticals [1]	39,654	622,171
Zealand Pharma [1]	326,857	7,260,653
		13,230,497
HEALTH CARE EQUIPMENT & SUPPLIES - 2.9%
Atrion Corporation	8,296	5,847,850
BioLife Solutions [1]	15,200	566,504
†Bioventus Cl. A [1]	50,000	724,500
†Cutera [1]	21,750	898,710
†FIGS Cl. A [1]	289,900	7,989,644
Haemonetics Corporation [1]	66,900	3,548,376
Integer Holdings [1],[2]	42,400	3,629,016
Meridian Bioscience [1]	227,528	4,641,571
Mesa Laboratories [2],[3]	75,712	24,840,350
Natus Medical [1]	33,557	796,308
Orthofix Medical [1]	5,296	164,653
STAAR Surgical [1]	5,250	479,325
Surmodics [1],[2]	161,000	7,752,150
		61,878,957
HEALTH CARE PROVIDERS & SERVICES - 0.8%
Community Health Systems [1]	790,000	10,514,900
Ensign Group (The)	4,276	359,013
†Fulgent Genetics [1]	8,854	890,624
†MEDNAX [1]	29,042	790,233
ModivCare [1]	7,744	1,148,358
Pennant Group [1]	28,000	646,240
†Select Medical Holdings	21,140	621,516
†Sharps Compliance [1]	75,850	540,810
Tivity Health [1]	15,969	422,220
U.S. Physical Therapy	5,176	494,567
		16,428,481
HEALTH CARE TECHNOLOGY - 0.3%
Computer Programs and Systems [1]	28,897	846,682
†Doximity Cl. A [1]	15,120	757,966
HealthStream [1]	11,139	293,624
NextGen Healthcare [1]	47,914	852,390
Simulations Plus	72,338	3,421,587
		6,172,249
LIFE SCIENCES TOOLS & SERVICES - 0.6%
Bio-Techne [2],[3]	9,553	4,942,149
†Harvard Bioscience [1]	102,050	719,452
†MaxCyte [1]	661,603	6,741,735
		12,403,336
PHARMACEUTICALS - 0.2%
†Aerie Pharmaceuticals [1]	22,300	156,546
†Amphastar Pharmaceuticals [1]	17,306	403,057
†Cara Therapeutics [1]	13,222	161,044
†Collegium Pharmaceutical [1]	33,239	620,904
Corcept Therapeutics [1]	49,213	974,417
†Harmony Biosciences Holdings [1]	15,720	670,301
Innoviva [1]	86,290	1,488,502
†Prestige Consumer Healthcare [1]	6,984	423,580
Supernus Pharmaceuticals [1]	26,606	775,831
		5,674,182
Total (Cost $88,879,898)		115,787,702

42 | 2021 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2021

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS – 25.1%
AEROSPACE & DEFENSE - 1.5%
Aerojet Rocketdyne Holdings	3,353	$156,786
AeroVironment [1]	7,650	474,530
Ducommun [1],[2]	79,100	3,699,507
HEICO Corporation [2]	51,030	7,359,547
HEICO Corporation Cl. A [2]	68,333	8,782,157
Magellan Aerospace	893,092	7,032,054
Park Aerospace	86,961	1,147,885
Vectrus [1]	18,760	858,645
Virgin Galactic Holdings [1],[2],[3]	161,918	2,166,463
		31,677,574
AIR FREIGHT & LOGISTICS - 0.7%
Atlas Air Worldwide Holdings [1]	16,125	1,517,685
Forward Air [2]	120,430	14,582,869
		16,100,554
AIRLINES - 0.6%
†Sun Country Airlines Holdings [1]	483,101	13,164,502
BUILDING PRODUCTS - 1.6%
Apogee Enterprises	32,742	1,576,527
†AZEK Company (The) Cl. A [1]	65,100	3,010,224
†Builders FirstSource [1]	88,335	7,571,193
Carlisle Companies	5,840	1,449,021
CSW Industrials	40,000	4,834,400
Gibraltar Industries [1]	15,890	1,059,545
Insteel Industries	27,990	1,114,282
Quanex Building Products	46,032	1,140,673
Simpson Manufacturing [2]	23,100	3,212,517
UFP Industries	93,009	8,557,758
		33,526,140
COMMERCIAL SERVICES & SUPPLIES - 1.0%
ABM Industries	42,552	1,738,249
Brady Corporation Cl. A	22,550	1,215,445
CompX International Cl. A [2]	211,100	4,743,417
Deluxe Corporation	10,418	334,522
Healthcare Services Group	8,265	147,034
Heritage-Crystal Clean [1],[2]	100,106	3,205,394
†HNI Corporation	31,126	1,308,848
Kimball International Cl. B [2]	74,600	763,158
Ritchie Bros. Auctioneers [2]	35,200	2,154,592
UniFirst Corporation	14,861	3,126,755
Vidler Water Resouces [1],[2]	213,260	2,576,181
†VSE Corporation	21,500	1,310,210
		22,623,805
CONSTRUCTION & ENGINEERING - 3.4%
APi Group [1]	425,300	10,959,981
Arcosa [2]	164,406	8,664,196
Comfort Systems USA [2]	19,780	1,957,033
EMCOR Group	35,500	4,522,345
†Great Lakes Dredge & Dock [1]	47,267	743,037
IES Holdings [1],[2]	441,399	22,352,445
Infrastructure and Energy Alternatives [1]	600,000	5,520,000
MYR Group [1]	13,961	1,543,389
Northwest Pipe [1]	11,571	367,958
Valmont Industries [2]	67,011	16,786,256
		73,416,640
ELECTRICAL EQUIPMENT - 0.7%
AZZ	20,000	1,105,800
Encore Wire	15,473	2,214,186
GrafTech International	57,768	683,395

LSI Industries	551,857	3,785,739
Powell Industries [2]	73,352	2,163,151
Preformed Line Products [2]	73,300	4,742,510
		14,694,781
MACHINERY - 8.7%
†Alamo Group	3,871	569,734
Astec Industries	5,798	401,627
†ATS Automation Tooling Systems [1]	29,150	1,157,750
CIRCOR International [1]	294,801	8,012,691
Colfax Corporation [1,2]	391,102	17,978,959
Crane Co.	4,320	439,474
ESCO Technologies [2]	63,200	5,687,368
Franklin Electric [2]	74,800	7,073,088
Greenbrier Companies (The)	23,090	1,059,600
Helios Technologies [2]	173,214	18,216,916
Hillenbrand	25,726	1,337,495
†Hillman Solutions [1]	50,000	537,500
Hurco Companies	16,200	481,140
John Bean Technologies [2]	129,551	19,893,852
Kadant [2]	117,209	27,014,330
Lincoln Electric Holdings [2]	49,700	6,931,659
Lindsay Corporation [2]	112,000	17,024,000
Meritor [1]	48,580	1,203,812
Middleby Corporation (The) [1]	115,380	22,702,169
Miller Industries	32,130	1,073,142
Mueller Industries	34,499	2,047,861
Nordson Corporation [2]	15,796	4,032,245
Tennant Company [2]	80,500	6,523,720
Wabash National	19,795	386,398
Watts Water Technologies Cl. A [2]	55,000	10,679,350
Woodward [2]	48,500	5,308,810
		187,774,690
MARINE - 0.9%
Clarkson	371,400	19,505,088
PROFESSIONAL SERVICES - 3.9%
Exponent [2]	90,864	10,606,555
Forrester Research [1,2,3]	144,450	8,483,548
Heidrick & Struggles International	39,308	1,718,939
Jacobs Engineering Group [2]	33,500	4,664,205
KBR [2]	615,000	29,286,300
Korn Ferry [2,3]	66,415	5,029,608
LifeWorks	18,400	371,360
ManpowerGroup [2]	5,300	515,849
Resources Connection	54,226	967,392
TrueBlue [1,2]	20,594	569,836
Upwork [1]	603,600	20,618,976
		82,832,568
ROAD & RAIL - 1.1%
ArcBest	5,665	678,950
†Hertz Global Holdings [1]	5,000	124,950
Landstar System [2]	118,822	21,271,515
Saia [1,2]	1,680	566,210
		22,641,625
TRADING COMPANIES & DISTRIBUTORS - 1.0%
Air Lease Cl. A [2]	98,720	4,366,386
Applied Industrial Technologies	6,177	634,378
Boise Cascade	32,431	2,309,087
†DXP Enterprises [1]	9,625	247,074

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Annual Report to Stockholders | 43

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
TRADING COMPANIES & DISTRIBUTORS (continued)
EVI Industries [1,2]	69,873	$2,182,134
GMS [1]	3,132	188,265
Lawson Products [1]	16,250	889,687
MSC Industrial Direct Cl. A	5,625	472,837
†NOW [1]	56,575	483,150
SiteOne Landscape Supply [1,2,3]	25,000	6,057,000
Transcat [1]	36,950	3,415,289
		21,245,287
Total (Cost $286,223,387)		539,203,254

INFORMATION TECHNOLOGY – 24.4%
COMMUNICATIONS EQUIPMENT - 0.8%
†Calix [1]	181,454	14,510,876
†Digi International [1]	71,258	1,750,809
Extreme Networks [1]	32,705	513,469
NETGEAR [1]	32,315	943,921
		17,719,075
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.9%
Bel Fuse Cl. B	37,001	478,423
Belden	4,670	306,959
Benchmark Electronics	37,758	1,023,242
Cognex Corporation [2]	206,600	16,065,216
CTS Corporation	11,453	420,554
Daktronics [1]	14,510	73,276
ePlus [1]	6,542	352,483
Fabrinet [1,2]	147,668	17,494,228
FARO Technologies [1,2]	271,437	19,006,019
Insight Enterprises [1,2,3]	14,429	1,538,131
IPG Photonics [1]	51,100	8,796,354
Kimball Electronics [1]	38,245	832,211
Littelfuse [2,3]	18,300	5,758,644
†Luna Innovations [1]	150,510	1,270,304
Methode Electronics	30,596	1,504,405
National Instruments [2]	296,050	12,928,504
nLIGHT [1,2]	176,450	4,225,978
OSI Systems [1]	3,124	291,157
PAR Technology [1,2,3]	290,239	15,315,912
Plexus Corporation [1]	14,572	1,397,309
Richardson Electronics [6]	711,475	9,619,142
Rogers Corporation [1]	24,700	6,743,100
Sanmina Corporation [1]	46,997	1,948,496
ScanSource [1]	13,181	462,389
TTM Technologies [1,2,3]	561,387	8,364,666
Vishay Intertechnology	47,380	1,036,201
Vishay Precision Group [1]	15,320	568,678
Vontier Corporation	336,734	10,347,836
		148,169,817
IT SERVICES - 3.0%
Computer Services [4]	135,225	7,061,449
Computer Task Group [1]	70,810	705,976
CSG Systems International	28,944	1,667,753
EVERTEC	13,380	668,732
Hackett Group (The) [2]	285,266	5,856,511
Repay Holdings Cl. A [1]	1,085,359	19,829,509
Shift4 Payments Cl. A [1]	346,820	20,091,283
Unisys Corporation [1,2]	402,250	8,274,283
		64,155,496

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 10.7%
†Ambarella [1]	3,500	710,115
Axcelis Technologies [1]	8,400	626,304
†AXT [1]	88,100	776,161
Azenta [2]	219,100	22,591,401
†BE Semiconductor Industries	40,098	3,424,780
†Camtek [1]	469,300	21,606,572
Cirrus Logic [1],[2]	271,000	24,937,420
CMC Materials [2]	48,738	9,342,587
Cohu [1]	39,100	1,489,319
CyberOptics Corporation [1]	17,200	799,800
Diodes [1],[2],[3]	154,750	16,993,097
Entegris [2],[3]	20,100	2,785,458
FormFactor [1]	587,840	26,876,045
†Impinj [1]	14,945	1,325,622
Kulicke & Soffa Industries [2]	223,416	13,525,605
Lattice Semiconductor [1]	7,800	601,068
†Magnachip Semiconductor [1]	35,200	738,144
MKS Instruments	294,049	51,214,514
Nova [1],[2],[3]	41,540	6,085,610
NVE Corporation	9,900	676,170
Onto Innovation [1],[2],[3]	13,848	1,401,833
Photronics [1]	212,415	4,004,023
†SiTime Corporation [1]	59,052	17,275,072
Ultra Clean Holdings [1]	13,400	768,624
		230,575,344
SOFTWARE - 2.3%
Agilysys [1]	16,600	738,036
†CDK Global	10,292	429,588
ChannelAdvisor Corporation [1]	31,170	769,275
†Consensus Cloud Solutions [1]	24,155	1,397,850
Descartes Systems Group (The) [1],[2]	40,000	3,307,200
†Digital Turbine [1]	8,000	487,920
Dolby Laboratories Cl. A	14,340	1,365,455
E2open Parent Holdings Cl. A [1]	100,000	1,126,000
Everbridge [1]	66,500	4,477,445
Fair Isaac [1]	11,180	4,848,431
†InterDigital	6,052	433,505
Manhattan Associates [1],[2]	11,400	1,772,586
†Matterport Cl. A [1]	45,000	928,800
Momentive Global [1],[2]	135,000	2,855,250
†PagerDuty [1]	302,100	10,497,975
Progress Software	100	4,827
†Semrush Holdings Cl. A [1]	449,290	9,367,696
Teradata Corporation [1]	62,138	2,639,001
Upland Software [1]	100,000	1,794,000
Xperi Holding Corporation [2]	60,886	1,151,354
		50,392,194
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.7%
Avid Technology [1]	443,525	14,445,609
Total (Cost $329,152,880)		525,457,535

MATERIALS – 10.8%
CHEMICALS - 5.9%
†AdvanSix	9,127	431,251
American Vanguard	43,555	713,867
Chase Corporation [2]	49,829	4,960,975
Element Solutions [2]	971,523	23,588,579
FutureFuel Corporation	18,296	139,781

44 | 2021 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2021

Schedule of Investments (continued)

	SHARES	VALUE

MATERIALS (continued)
CHEMICALS (continued)
Hawkins [2]	154,940	$6,112,383
Huntsman Corporation	48,197	1,681,111
Innospec [2]	167,179	15,102,951
Minerals Technologies [2],[3]	207,710	15,193,987
Mosaic Company (The)	693,390	27,243,293
NewMarket Corporation	8,000	2,741,760
Quaker Chemical	115,399	26,631,781
†Rayonier Advanced Materials [1]	73,141	417,635
Stepan Company	1,129	140,323
Tredegar Corporation	82,117	970,623
Trinseo	9,396	492,914
		126,563,214
CONSTRUCTION MATERIALS - 0.8%
Eagle Materials	81,199	13,516,385
Imerys	90,000	3,744,070
		17,260,455
CONTAINERS & PACKAGING - 0.1%
†Graphic Packaging Holding Company	23,587	459,947
Intertape Polymer Group	14,003	291,362
†Silgan Holdings	9,947	426,130
UFP Technologies [1]	5,120	359,731
		1,537,170
METALS & MINING - 3.4%
Alamos Gold Cl. A	2,195,500	16,887,794
Ferroglobe (Warranty Insurance Trust) [1],[5]	49,300	0
Gold Fields ADR	320,000	3,516,800
Haynes International [2]	134,840	5,438,097
Hecla Mining	321,300	1,677,186
IAMGOLD Corporation [1]	500,000	1,565,000
Lundin Mining	640,000	4,998,774
MAG Silver [1]	198,900	3,116,763
Major Drilling Group International [1]	2,217,291	14,478,694
Pan American Silver	50,027	1,249,174
Pretium Resources [1]	101,000	1,422,839
Reliance Steel & Aluminum [2]	47,500	7,705,450
SunCoke Energy	192,593	1,269,188
VanEck Junior Gold Miners ETF	155,500	6,520,115
Worthington Industries [2]	64,300	3,514,638
		73,360,512
PAPER & FOREST PRODUCTS - 0.6%
†Clearwater Paper [1]	31,821	1,166,876
Glatfelter Corporation	81,458	1,401,078
†Louisiana-Pacific	61,100	4,787,185
Neenah	13,826	639,867
Schweitzer-Mauduit International	24,274	725,793
Stella-Jones	125,816	3,979,523
		12,700,322
Total (Cost $153,771,299)		231,421,673

REAL ESTATE – 3.8%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.0%
†Equity Commonwealth [1]	12,000	310,800
New York REIT [1],[5]	15,000	171,750
		482,550
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.8%
Altus Group	39,000	2,188,094
Colliers International Group	81,780	12,156,597
†Cushman & Wakefield [1]	36,665	815,430
†Douglas Elliman [1]	7,108	81,742
FirstService Corporation	127,385	25,027,331
FRP Holdings [1],[2],[3]	76,558	4,425,052
Jones Lang LaSalle [1]	1,620	436,331
Kennedy-Wilson Holdings [2]	652,248	15,575,682
Marcus & Millichap [1],[2]	209,512	10,781,488
Realogy Holdings [1]	41,609	699,447
St. Joe Company (The) [2],[3]	78,800	4,101,540
Tejon Ranch [1],[2]	313,818	5,987,648
		82,276,382
Total (Cost $41,489,113)		82,758,932

UTILITIES – 0.1%
GAS UTILITIES - 0.0%
†Chesapeake Utilities	3,786	552,037
WATER UTILITIES - 0.1%
American States Water	10,621	1,098,636
Total (Cost $1,333,795)		1,650,673

TOTAL COMMON STOCKS
(Cost $1,319,236,281)		2,113,601,800

WARRANTS – 0.0%
HEALTH CARE – 0.0%
HEALTH CARE PROVIDERS & SERVICES - 0.0%
†Cano Health (Warrants) [1]	49,999	119,498
(Cost $237,495)		119,498

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Annual Report to Stockholders | 45

Royce Value Trust	December 31, 2021

Schedule of Investments (continued)

VALUE

REPURCHASE AGREEMENT– 5.0%

Fixed Income Clearing Corporation, 0.00% dated 12/31/21, due 1/3/22, maturity value

$106,577,568 (collateralized by obligations of various U.S. Government Agencies, 0.25%

due 7/15/29, valued at $108,709,168)

(Cost $106,577,568)	$106,577,568

TOTAL INVESTMENTS – 103.3%
(Cost $1,426,051,344)	2,220,298,866

LIABILITIES LESS CASH AND OTHER ASSETS – (3.3)%	(70,428,595)

NET ASSETS – 100.0%	$2,149,870,271

ADR – American Depository Receipt

†	New additions in 2021.
[1]	Non-income producing.
[2]	All or a portion of these securities were pledged as collateral in connection with the Fund's revolving credit agreement at December 31, 2021. Total market value of pledged securities at December 31, 2021, was $197,634,754.
[3]	At December 31, 2021, a portion of these securities were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund's revolving credit agreement in the aggregate amount of $62,690,332. See Notes to Financial Statements.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]	Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures approved by the Fund's Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.
[6]	At December 31, 2021, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2021, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,428,599,816. At December 31, 2021, net unrealized appreciation for all securities was $791,699,050 consisting of aggregate gross unrealized appreciation of $838,055,741 and aggregate gross unrealized depreciation of $46,356,691. The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in publicly traded partnerships, investments in Real Estate Investment Trusts and mark-to-market of Passive Foreign Investment Companies.

46 | 2021 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	December 31, 2021

Statement of Assets and Liabilities

ASSETS:

Investments at value
Non-Affiliated Companies	$2,104,102,156
Affiliated Companies	9,619,142
Repurchase agreements (at cost and value)	106,577,568
Foreign currency (cost $76,292)	76,877
Receivable for investments sold	3,760,822
Receivable for dividends	1,116,610
Prepaid expenses and other assets	831,190
Total Assets	2,226,084,365
LIABILITIES:
Revolving credit agreement	70,000,000
Payable for investments purchased	3,847,675
Payable for investment advisory fee	1,944,488
Payable for directors' fees	41,533
Payable for interest expense	69,671
Accrued expenses	310,727
Total Liabilities	76,214,094
Net Assets	$2,149,870,271
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 105,948,788 shares outstanding (150,000,000 shares authorized)	$1,323,570,631
Total distributable earnings (loss)	826,299,640
Net Assets (net asset value per share - $20.29)	$2,149,870,271
Investments at identified cost – Non-Affiliated Companies	$1,314,076,041
Investments at identified cost – Affiliated Companies	5,397,735

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Annual Report to Stockholders | 47

Royce Value Trust	Year Ended December 31, 2021

Statement of Operations

INVESTMENT INCOME:

INCOME:
Dividends
Non-Affiliated Companies	$29,827,930
Affiliated Companies	170,754
Foreign withholding tax	(1,113,372)
Interest	71,230
Rehypothecation income	61,644
Total income	29,018,186
EXPENSES:
Investment advisory fees	21,757,581
Interest expense	789,179
Administrative and office facilities	788,426
Stockholder reports	351,028
Custody and transfer agent fees	271,442
Directors' fees	189,012
Professional fees	171,020
Other expenses	173,797
Total expenses	24,491,485
Compensating balance credits	(84)
Net expenses	24,491,401
Net investment income (loss)	4,526,785
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	179,565,614
Investments in Affiliated Companies	(100,026)
Foreign currency transactions	(37,143)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	169,228,840
Investments in Affiliated Companies	8,570,302
Other assets and liabilities denominated in foreign currency	(2,958)
Net realized and unrealized gain (loss) on investments and foreign currency	357,224,629
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$361,751,414

48 | 2021 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/21	YEAR ENDED 12/31/20

INVESTMENT OPERATIONS:
Net investment income (loss)	$4,526,785	$2,482,634
Net realized gain (loss) on investments and foreign currency	179,428,445	121,548,570
Net change in unrealized appreciation (depreciation) on investments and foreign currency	177,796,184	195,875,492
Net increase (decrease) in net assets from investment operations	361,751,414	319,906,696
DISTRIBUTIONS:
Total distributable earnings	(172,565,714)	(103,833,503)
Total distributions	(172,565,714)	(103,833,503)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	72,078,375	44,493,510
Total capital stock transactions	72,078,375	44,493,510
Net Increase (Decrease) In Net Assets	261,264,075	260,566,703
NET ASSETS:
Beginning of year	1,888,606,196	1,628,039,493
End of year	$2,149,870,271	$1,888,606,196

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Annual Report to Stockholders | 49

Royce Value Trust	Year Ended December 31, 2021

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$361,751,414
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(937,434,488)
Proceeds from sales and maturities of long-term investments	1,116,753,205
Net purchases, sales and maturities of short-term investments	(83,209,673)
Net (increase) decrease in dividends receivable and other assets	(378,445)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	277,628
Net change in unrealized appreciation (depreciation) on investments	(177,799,142)
Net realized gain (loss) on investments	(179,465,588)
Net cash provided by operating activities	100,494,911
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions net of reinvestment (reinvestment $72,078,375)	(100,487,339)
Net cash used for financing activities	(100,487,339)
INCREASE (DECREASE) IN CASH:	7,572
Cash and foreign currency at beginning of year	69,305
Cash and foreign currency at end of year	$76,877

Supplemental disclosure of cash flow information:

For the year ended December 31, 2021, the Fund paid $790,792 in interest expense.

50 | 2021 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

	YEARS ENDED
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net Asset Value, Beginning of Period	$18.52	$16.58	$13.73	$17.50	$15.85
INVESTMENT OPERATIONS:
Net investment income (loss)	0.04 [1]	0.03	0.11	0.18	0.13
Net realized and unrealized gain (loss) on investments and foreign currency	3.46	3.02	3.90	(2.46)	2.74
Net increase (decrease) in net assets from investment operations	3.50	3.05	4.01	(2.28)	2.87
DISTRIBUTIONS:
Net investment income	(0.02)	(0.09)	(0.11)	(0.19)	(0.13)
Net realized gain on investments and foreign currency	(1.65)	(0.95)	(0.99)	(1.07)	(1.03)
Total distributions	(1.67)	(1.04)	(1.10)	(1.26)	(1.16)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.06)	(0.07)	(0.06)	(0.06)	(0.06)
Effect of rights offering				(0.17)
Total capital stock transactions	(0.06)	(0.07)	(0.06)	(0.23)	(0.06)
Net Asset Value, End of Period	$20.29	$18.52	$16.58	$13.73	$17.50
Market Value, End of Period	$19.59	$16.14	$14.77	$11.80	$16.17
TOTAL RETURN:[2] Net Asset Value	19.97%	21.85%	30.46%	(14.45)%	19.31%
Market Value	32.91%	19.20%	35.23%	(20.43)%	30.49%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[3]	1.02%	1.15%	0.49%	0.42%	0.43%
Other operating expenses	0.13%	0.19%	0.27%	0.21%	0.22%
Total expenses (net)	1.15%	1.34%	0.76%	0.63%	0.65%
Expenses excluding interest expense	1.11%	1.26%	0.61%	0.52%	0.54%
Expenses prior to balance credits	1.15%	1.34%	0.76%	0.63%	0.65%
Net investment income (loss)	0.21%[1]	0.16%	0.69%	1.06%	0.80%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$2,149,870	$1,888,606	$1,628,039	$1,304,107	$1,480,449
Portfolio Turnover Rate	44%	36%	30%	28%	19%
REVOLVING CREDIT AGREEMENT:
Asset coverage	3171%	2798%	2426%	2998%	2215%
Asset coverage per $1,000	$31,712	$27,980	$24,258	$29,980	$22,149

[1]	A special distribution from ECN Capital resulted in an increase in net investment income (loss) per share of $0.05 per share and an increase in the ratio of net investment income (loss) to average net assets of 0.26%.
[2]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.
[3]	The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 12-month basis.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2021 Annual Report to Stockholders | 51

Royce Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:

Royce Value Trust, Inc. (the "Fund"), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on July 1, 1986. The Fund commenced operations on November 26, 1986.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq's Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the Investment Company Act of 1940 (“1940 Act”), under procedures approved by the Fund's Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.
Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$2,099,100,601	$ 14,329,449	$171,750	$2,113,601,800
Warrants	119,498	–	–	119,498
Repurchase Agreement	–	106,577,568	–	106,577,568

52 | 2021 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/20	PURCHASES	SALES	REALIZED GAIN (LOSS) [1]	UNREALIZED GAIN (LOSS) [1]	BALANCE AS OF 12/31/21
Common Stocks	$926,000	$ –	$11,250	$ 0	$(743,000)	$171,750
Warrants	5,000	–	0	–	(5,000)	–
[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at December 31, 2021 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

2021 Annual Report to Stockholders | 53

Royce Value Trust

Notes to Financial Statements (continued)

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian's fee is paid indirectly by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:

The Fund issued 3,976,091 and 3,754,864 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2021 and December 31, 2020, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount in accordance with the credit agreement, or as otherwise required by applicable regulatory standards, and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The current maximum amount the Fund may borrow under the credit agreement is $70,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $150,000,000.

As of December 31, 2021, the Fund has outstanding borrowings of $70,000,000. During the year ended December 31, 2021, the Fund borrowed an average daily balance of $70,000,000 at a weighted average borrowing cost of 1.11%. The maximum amount outstanding during the year ended December 31, 2021, was $70,000,000. As of December 31, 2021, the aggregate value of rehypothecated securities was $62,690,332. During the year ended December 31, 2021, the Fund earned $61,644 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600"). The fee is payable monthly.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 60-month period ending with such month (the "performance period"). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

54 | 2021 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

Investment Advisory Agreement (continued):

Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

For the twelve rolling 60-month periods in 2021, the Fund’s investment performance ranged from 8% above to 17% above the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $15,231,909 and a net upward adjustment of $6,525,672 for the performance of the Fund relative to that of the S&P 600. For the year ended December 31, 2021, the Fund expensed Royce investment advisory fees totaling $21,757,581.

Purchases and Sales of Investment Securities:

For the year ended December 31, 2021, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $930,625,137 and $1,090,929,745, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of that review to the Board of Directors. Cross trades for the year ended December 31, 2021, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$5,001,304	$15,420,759	$(9,426,690)

Tax Information:

Distributions during the years ended December 31, 2021 and 2020, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS
2021	2020	2021	2020
$49,300,123	$10,601,401	$123,265,591	$93,232,102

The tax basis components of distributable earnings at December 31, 2021, were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION)[1]	QUALIFIED LATE YEAR ORDINARY AND POST-OCTOBER LOSS DEFERRALS[2]	TOTAL DISTRIBUTABLE EARNINGS
$19,479,928	$15,115,790	$791,708,279	$(4,357)	$826,299,640

[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.
[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. This column also includes passive activity losses.

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2021, the Fund had no reclassifications.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2018-2021) and has concluded that as of December 31, 2021, no provision for income tax is required in the Fund’s financial statements.

2021 Annual Report to Stockholders | 55

Royce Value Trust

Transactions in Affiliated Companies:

An “Affiliated Company” as defined in the 1940 Act, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2021:

AFFILIATED COMPANY [1]	SHARES 12/31/20	MARKET VALUE 12/31/20	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)	CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)	DIVIDEND INCOME	SHARES 12/31/21	MARKET VALUE 12/31/21
INDUSTRIALS - 0.0%
TRADING COMPANIES & DISTRIBUTORS - 0.0%
Houston Wire & Cable [2,3]	877,363	$2,447,843	—	$4,650,024	$(100,026)	$2,302,207	$—
		2,447,843			(100,026)	2,302,207	—
INFORMATION TECHNOLOGY - 0.4%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.4%
Richardson Electronics [4]	711,475	3,351,047	—	—	—	6,268,095	170,754	711,475	$9,619,142
		3,351,047			—	6,268,095	170,754		9,619,142
		$5,798,890			$(100,026)	$8,570,302	$170,754		$9,619,142

[1]	Percentages represent the percentages of the investments in the Affiliated Companies of the Fund's net assets.
[2]	Not an Affiliated Company at December 31, 2021.
[3]	Non-income producing.
[4]	At December 31, 2021, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

56 | 2021 Annual Report to Stockholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Value Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Value Trust, Inc. (the "Fund") as of December 31, 2021, the related statements of operations and cash flows for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

2021 Annual Report to Stockholders | 57

History Since Inception (unaudited)

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE [1]	SHARES	NAV VALUE [2]	MARKET VALUE [2]
Royce Global Value Trust
10/17/13	Initial Purchase	$8,975	$8.975	1,000	$9,780	$8,975
12/11/14	Distribution $0.15		7.970	19	9,426	8,193
12/10/15	Distribution $0.10		7.230	14	9,101	7,696
12/9/16	Distribution $0.14		7.940	18	10,111	8,446
12/12/17	Distribution $0.11		10.610	11	13,254	11,484
12/12/18	Distribution $0.04		8.500	5	11,118	9,475
12/11/19	Distribution $0.06		10.670	6	14,593	12,543
12/17/20	Distribution $1.19		13.441	95	17,462	15,604
12/10/21	Distribution $2.75		12.498	257
12/31/21		$8,975		1,425	$20,321	$18,696

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19[3]		8.237	578	28,205	24,807
3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212
12/2/10	Distribution $0.08		9.400	40	53,094	45,884
2011	Annual distribution total $0.53[3]		8.773	289	49,014	43,596
2012	Annual distribution total $0.51		9.084	285	57,501	49,669
2013	Annual distribution total $1.38		11.864	630	83,110	74,222
2014	Annual distribution total $2.90		10.513	1,704	86,071	76,507
2015	Annual distribution total $1.26		7.974	1,256	75,987	64,222
2016	Annual distribution total $0.64		7.513	779	92,689	78,540
2017	Annual distribution total $0.69		8.746	783	109,076	98,254
2018	Annual distribution total $0.75		8.993	893	96,398	83,853
2019	Annual distribution total $0.68		8.297	955	118,025	104,666
2020	Annual distribution total $0.61		6.944	1,120	128,811	135,365
2021	Annual distribution total $0.84		11.377	1,014
12/31/21		$8,900		14,390	$187,933	$166,205

1 The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

2 Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.

3 Includes a return of capital.

58 | This page is not part of the 2021 Annual Audited Financial Statements

History Since Inception (unaudited) (continued)

HISTORY		AMOUNT INVESTED	PURCHASE PRICE [1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669
12/2/10	Distribution $0.03		13.850	23	179,730	156,203
2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866
2012	Annual distribution total $0.80		13.063	714	186,540	162,556
2013	Annual distribution total $2.19[4]		16.647	1,658	250,219	220,474
2014	Annual distribution total $1.82		14.840	1,757	252,175	222,516
2015	Annual distribution total $1.24		12.725	1,565	231,781	201,185
2016	Annual distribution total $1.02		12.334	1,460	293,880	248,425
2017	Annual distribution total $1.16		14.841	1,495	350,840	324,176
2018	Distribution through 6/30/18 $0.59		15.962	748
2018	Rights Offering	31,289	15.330	2,041
2018	Distribution after 6/30/18 $0.67		12.706	1,168	329,589	283,259
2019	Annual distribution total $1.10		14.100	1,929	429,986	383,045
2020	Annual distribution total $1.04		11.888	2,357	523,949	456,617
2021	Annual distribution total $1.67		18.124	2,690
12/31/21		$53,211		30,981	$628,604	$609,918

1 The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

2 Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.

3 Includes a return of capital.

4 Includes Royce Global Value Trust spin-off of $1.40 per share.

This page is not part of the 2021 Annual Audited Financial Statements | 59

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?

The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT and RMT shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser absorbed all commissions on optional cash purchases under the Plans through December 31, 2021.

How do the Plans work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT and RMT held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser absorbed all commissions on optional sales under the Plans through December 31, 2021. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?

You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

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Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Christopher D. Clark, Director1, President

Age: 56 | Number of Funds Overseen: 16 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Director

Age: 73 | Number of Funds Overseen: 16 | Tenure: Since 2009

Non-Royce Directorships: Trustee of Voya Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Christopher C. Grisanti, Director

Age: 60 | Number of Funds Overseen: 16 | Tenure: Since 2017

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Equity Strategist and Senior Portfolio Manager at MAI Capital Management LLC, an investment advisory firm (since May 2020). Previously, Mr. Grisanti was Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (from 1999 to 2020). Mr. Grisanti’s prior business experience also includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).

Cecile B. Harper, Director

Age: 58 | Number of Funds Overseen: 16 | Tenure: Since 2020

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Board Member of Pyramid Peak Foundation (since January 2012); and Chief Operating Officer at the College Foundation at the University of Virginia (since October 2019). Ms. Harper’s prior business experience includes serving as Principal of Southeastern Asset Management (from December 1993 to September 2019); and a Board Member of Regional One Health Foundation (from June 2013 to September 2019).

Arthur S. Mehlman, Director

Age: 79 | Number of Funds Overseen: 16 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Principal Occupation(s) During Past Five Years: Director/Trustee of registered investment companies constituting the Legg Mason Funds until his retirement on June 30, 2021; Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

G. Peter O’Brien, Director

Age: 76 | Number of Funds Overseen: 76 | Tenure: Since 2001

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 60 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly Director of TICC Capital Corp (from 2003-2017): Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999) .

Michael K. Shields, Director

Age: 63 | Number of Funds Overseen: 16 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a privately-owned North Carolina trust company and wealth management firm (since May 2012). Mr. Shields's prior business experience includes managing institutional and mutual fund equity portfolios in New York at Scudder, Stevens & Clark where he was a Principal in the Global Equity Group (1992 – 1997) and US Trust where he was President & CIO of a wholly-owned investment firm subsidiary (1997 – 2002).

Francis D. Gannon, Vice President

Age: 54 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President

Age: 59 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer

Age: 55 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer

Age: 54 | Tenure: 1996-2001 and Since 2002

Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer

Age: 62 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1]	Interested Director.

Directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s directors and officers, is available and can be obtained without charge at www.royceinvest.com or by calling (800) 221-4268.

This page is not part of the 2021 Annual Audited Financial Statements | 61

Notes to Performance and Other Important Information

Notes to Performance

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2021, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2021 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.royceinvest.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded companies in the Russell 3000 Index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. Index returns include net reinvested dividends and/or interest income. The S&P SmallCap 600 Index is an index of U.S. small-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The (Center for Research in Security Prices) CRSP (Center for Research in Security Pricing) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization. Deciles 1-5 represent the largest domestic equity companies and Deciles 6-10 represent the smallest. CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would have similar capitalization parameters to those of the Russell 2000. The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns used in this Report were based on information supplied to Royce by Russell for the Russell market indexes and by MSCI for the MSCI market indexes. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Beta is a measure of the volatility or risk of an investment compared to the market as a whole. Alpha describes an investment strategy’s ability to beat the market. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. For the Morningstar Small Blend Category: © 2022 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Cyclical and Defensive are defined as follows: Cyclical: Communication Services, Consumer Discretionary, Energy, Financials, Industrials, Information Technology, and Materials. Defensive: Consumer Staples, Health Care, Real Estate, and Utilities. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

Investment Objectives

The investment objectives of each Fund is long-term growth of capital.

Investment Policies

Royce Global Value Trust, Inc. (“RGT”). Under normal circumstances, RGT will invest at least 80% of its net assets in equity securities, such as common stock and preferred stock. RGT generally invests a significant portion of its assets U.S. and non-U.S. small/mid-cap stocks (generally market caps up to $10 billion). Under normal circumstances, at least 40% of RGT’s net assets will be invested in the equity securities of companies headquartered in at least three countries outside the United States. Prior to May 1, 2021, RGT was required to invest at least 65% of its net assets in the equity securities of companies headquartered in at least three countries outside the United States under normal circumstances. From time to time, a substantial portion of RGT’s assets may be invested in companies located in a single country. Although there are no geographic limits on RGT’s investments, no more than 35% of RGT’s net assets may be invested in the securities of companies headquartered in “developing countries,” also known as emerging markets. Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the

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Notes to Performance and Other Important Information (continued)

Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom).

Royce Micro-Cap Trust, Inc. (“RMT”). RMT normally invests at least 80% of its net assets in the equity securities of micro-cap companies. Micro-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution. Royce employs a core approach that combines multiple investment themes and focuses on companies with strong fundamentals and/or prospects selling at prices that Royce believes do not fully reflect these attributes. RMT may invest up to 25% of its assets in securities of issuers headquartered outside the United States.

Royce Value Trust, Inc. (“RVT”). RVT normally invests at least 65% of its assets in the equity securities of small- and micro-cap companies. Such companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. Royce employs a core approach that combines multiple investment themes and focuses on companies with high returns on invested capital or those with strong fundamentals and/or prospects trading at what Royce believes are attractive valuations. RVT may invest up to 25% of its assets in securities of issuers headquartered outside the United States.

Primary Risks

As with any mutual fund that invests in common stocks, each Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time due to overall market, financial, and economic conditions and trends, governmental or central bank actions or interventions, changes in investor sentiment, and other factors, such as the recent COVID-19 pandemic, that may not be directly related to the issuer of a security held by a Fund. This pandemic could adversely affect global economies and markets and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in each Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.

Investors wanting to buy or sell shares of a Fund must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

The prices of equity securities of the smaller companies in which the Funds invest are generally more volatile than those of larger-cap securities. In addition, because these securities tend to have significantly lower trading volumes than larger-cap securities, the Funds may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, each Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. No assurance can be given that there will be net investment income to distribute and/or that the Funds will achieve their investment goals.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Each Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Funds do not intend to hedge their foreign currency exposure, the U.S. dollar value of the Funds’ investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined. These risk factors may affect the prices of foreign securities issued by companies headquartered in developing countries more than those headquartered in developed countries. For example, many developing countries have in the past experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures. To the extent that a Fund’s investments in the securities of international companies consists of non-U.S. headquartered companies that trade on a U.S. exchange, some or all of the above-stated risks of investing in international companies may not apply.

To the extent a Fund overweights a single market sector or industry relative to its benchmark index, its performance may be tied more directly to the success or failure of a relatively smaller or less well-diversified group of portfolio holdings.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses. Securities in the Funds’ portfolios may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in a Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

• the Funds’ future operating results

• the prospects of the Funds’ portfolio companies

• the impact of investments that the Funds have made or may make

• the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

• the ability of the Funds’ portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2022. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

This page is not part of the 2021 Annual Audited Financial Statements | 63

Notes to Performance and Other Important Information (continued)

Annual Certifications

As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2021, filed with the Securities and Exchange Commission.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.royceinvest.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

64 | This page is not part of the 2021 Annual Audited Financial Statements

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of experience, depth of knowledge, and focus.

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to uncover opportunities others might miss, and the
tenacity to stay the course through market cycles.

Specialized Approaches

U.S., international, and global investment strategies
that pursue approaches with different risk profiles.

Unwavering Commitment

Our team of 16 portfolio managers has significant
personal investments in the strategies they manage.

Contact Us

GENERAL INFORMATION

General Royce Funds information including an
overview of our firm and Funds
(800) 221-4268

COMPUTERSHARE

Transfer Agent and Registrar
Speak with a representative about:
• Your account, transactions, and forms
(800) 426-5523

FINANCIAL ADVISORS AND BROKER-DEALERS

Speak with your regional Royce contact regarding:
• Information about our firm, strategies, and Funds
• Fund Materials
(800) 337-6923

CE-REP-1221

Item 2.	Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the Registrant did not: (i) amend any provision of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions or (ii) grant any waiver, including an implicit waiver, from a provision of such code of ethics to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Board of Directors of the Registrant has determined that it has an audit committee financial expert serving on its audit committee.

(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Directors as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004, and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees:

Year ended December 31, 2021 - $48,508

Year ended December 31, 2020 - $47,557

(b)	Audit-Related Fees:

Year ended December 31, 2021 - $0

Year ended December 31, 2020 - $0

(c)	Tax Fees:

Year ended December 31, 2021 - $10,334 - Preparation of tax returns

Year ended December 31, 2020 - $10,131 - Preparation of tax returns

(d)	All Other Fees:

Year ended December 31, 2021 - $0

Year ended December 31, 2020 - $0

(e)(1)	Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or its investment adviser and its affiliates for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees associated with them. Any subsequent revision to already pre-approved services or fees are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant and/or its investment adviser and its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (i.e., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant's Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, only the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Audit Committee. The Registrant’s independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that the required pre-approval has been obtained from an individual member of the Audit Committee who is an independent Board member or the Chairman of the Audit Committee, as applicable. Each member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)       Not Applicable

(f)            Not Applicable

(g)           Year ended December 31, 2021 - $10,334

Year ended December 31, 2020 - $10,131

(h)	No such services were rendered during 2021 or 2020.

Item 5. Audit Committee of Listed Registrants. The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). Patricia W. Chadwick, Christopher C. Grisanti, Cecile B. Harper, Arthur S. Mehlman, G. Peter O’Brien, and Michael K. Shields are members of the Registrant’s audit committee.

Item 6. Investments.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Royce & Associates, LP (“Royce”) has adopted written proxy voting policies and procedures (the “Proxy Voting Procedures”) for itself and client accounts for which Royce is responsible for voting proxies, including the Registrant. Royce is generally granted proxy voting authority at the inception of its management of each client account. Proxy voting authority is generally either (i) specifically authorized in the applicable investment management agreement or other instrument; or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to Royce in the applicable investment management agreement. In voting proxies, Royce is guided by general fiduciary principles. Royce’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value. When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the client regarding how to vote proxies.

Royce’s personnel are responsible for monitoring receipt of all proxies and seeking to ensure that proxies are received for all securities for which Royce has proxy voting authority. Royce is not responsible for voting proxies it does not receive. Royce divides proxies into "regularly recurring" and "non-regularly recurring" matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors.

Royce’s personnel are responsible for developing and maintaining a list of matters Royce treats as “regularly recurring” and for ensuring that instructions from a Royce Co-Chief Investment Officer are followed when voting those matters on behalf of Royce clients. Non-regularly recurring matters are all other proxy matters and are brought to the attention of the relevant portfolio manager(s) for the applicable account(s). After giving consideration to advisories provided by an independent third-party research firm with respect to such non-regularly recurring matters, the portfolio manager(s) directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. Certain Royce portfolio managers may provide instructions that they do not want regularly recurring matters to be voted in accordance with the standing instructions for their accounts and individual voting instructions on all matters, both regularly recurring and non-regularly recurring, will be obtained from such portfolio managers.

Notwithstanding the above, all matters identified by an independent third-party research firm as being “ESG” proposals are brought to the attention of the portfolio manager(s) for the account(s) involved by Royce personnel. After giving consideration to the recommendation from the independent third-party research firm, the portfolio manager will direct that such matters be voted in a way he or she believes appropriately takes into account environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk, and return potential of an investment. When Royce portfolio managers cast votes on “ESG” proposals, they take into account the risk that companies may face significant financial, legal, and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues.

Under certain circumstances, Royce may also vote against a proposal from the issuer's board of directors or management. Royce's portfolio managers decide these issues on a case-by-case basis. These would include, among others, excessive compensation, unusual management stock options, preferential voting, and poison pills. Royce's portfolio managers decide these issues on a case-by-case basis. In addition, a Royce portfolio manager may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client's best interest to vote. From time to time, it is also possible that one Royce portfolio manager will decide: (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

There may be circumstances where Royce may not be able to vote proxies in a timely manner, including, but not limited to, (i) when certain securities are out on loan at the time of a record date; (ii) when administrative or operational constraints impede Royce’s ability to cast a timely vote, such as late receipt of proxy voting information; and/or (iii) when systems, administrative or processing errors occur (including errors by Royce or third-party vendors).

To further Royce's goal to vote proxies in the best interests of its client, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce's interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third-party research firm.

You may obtain a copy of the Proxy Voting Procedures at www.roycefunds.com or by calling 212-508-4500. Additionally, you can obtain information on how your securities were voted by calling 212-508-4500.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers of Closed-End Management Investment Companies (information as of December 31, 2021)

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
Charles M. Royce	Lead Portfolio Manager	Since 1986	Chairman of the Board of Managers of Royce, Member of the boards of directors/trustees of the Registrant, Royce Micro-Cap Trust, Inc. (“RMT”), Royce Global Value Trust, Inc., The Royce Fund, and Royce Capital Fund (collectively, “The Royce Funds”).
Lauren A. Romeo	Portfolio Manager	Since May 1, 2009	Portfolio Manager of the Registrant (since May 1, 2021); Assistant Portfolio of the Registrant (May 1, 2009 – April 30, 2021); and Portfolio Manager and Analyst at Royce (since 2004).
Steven G. McBoyle	Portfolio Manager	Since September 1, 2018	Portfolio Manager of the Registrant (since May 1, 2021); Assistant Portfolio Manager of the Registrant (September 1, 2018 – April 30, 2021); and Portfolio Manager at Royce (since 2007).
Andrew S. Palen	Portfolio Manager	Since September 1, 2018	Portfolio Manager of the Registrant (since May 1, 2021); Assistant Portfolio Manager of the Registrant (September 1, 2018 – April 30, 2021); Portfolio Manager and Analyst at Royce (since 2015); Senior Analyst at Armistice Capital (2013-2015); Summer Associate at UBS Global Management (2012); and Associate at Comvest Partners (2008-2011).

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2021)

Other Accounts

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Charles M. Royce
	Registered investment companies	8	$8,344,766,145	2	$2,740,183,648
	Private pooled investment vehicles	4	$145,662,719	--	--
	Other accounts*	12	$72,321,033	--	--
Lauren A. Romeo
	Registered investment companies	3	$6,034,686,983	1	$2,149,870,271
	Private pooled investment vehicles	9	$835,360,901	--	--
	Other accounts*	--	--	--	--
Steven G. McBoyle
	Registered investment companies	4	$7,111,640,702	1	$2,149,870,271
	Private pooled investment vehicles	10	$633,972,834	--	--
	Other accounts*	--	--	--	--
Andrew S. Palen
	Registered investment companies	2	$4,298,690,364	1	$2,149,870,271
	Private pooled investment vehicles	--	--	--	--
	Other accounts*	--	--	--	--

*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Registrant’s Rule 17j-1 Code of Ethics.

Conflicts of Interest

The fact that a Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably.

The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a “bunched” order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order, subject to Royce’s minimum ticket size requirements. Royce may, under certain circumstances, allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account. In addition, on a limited, infrequent basis, and in accordance with written procedures, Royce may change initial allocations from one Royce client account to another Royce client account prior to the booking of the trade on the day after trade date when: (i) it is determined that a security is unsuitable or inappropriate for a particular Royce client account in the original allocation; (ii) there is insufficient cash in a Royce client account to which a security is initially allocated; (iii) there is a client-imposed restriction on the purchase of the security being allocated; or (iv) the Portfolio Manager has decided to change the initial allocation for some other reason.

As described below, there is a revenue-based component of each Portfolio Manager's Performance-Related Variable Compensation, and the Portfolio Managers also receive Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, Charles M. Royce and Lauren A. Romeo receive variable compensation based on Royce's retained pre-tax profits from operations. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of The Royce Funds and/or other Royce client accounts, including, but not limited to, increases in sales of Registrant’s shares and assets under management.

Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by the Registrant or other Royce client accounts to Royce), which relates to the management of one or more of The Royce Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described below, no Royce Portfolio Manager's compensation is tied to performance fees earned by Royce for the management of any one client account. Although variable and other compensation derived from Royce revenues or profits is impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-measured revenue. Notwithstanding the above, the Performance-Related Variable Compensation paid to Charles M. Royce, Lauren A. Romeo, Steven G. McBoyle, and Andrew S. Palen, as Portfolio Managers of the Registrant, is based, in part, on performance-based fee revenues. The Registrant pays Royce a fulcrum fee that is adjusted up or down depending on the performance of the Fund relative to its benchmark index.

        Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for the Registrant or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Registrant’s stockholders’ interests). Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities for their personal investment portfolios.

        Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2021)

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers receive from Royce a base salary, Portfolio-Related Variable Compensation (generally the largest element of each Portfolio Manager’s compensation with the exception of Charles M. Royce), Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.
-	PORTFOLIO-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly Portfolio-Related Variable Compensation that is either asset-based, or revenue-based and therefore in part based on the value of the net assets of the account for which he or she is being compensated, determined with reference to each of the registered investment company and other client accounts they are managing. The revenue used to determine the quarterly Portfolio-Related Variable Compensation received by the Portfolio Managers that relates to the Registrant is performance-based fee revenue.

Payment of the Portfolio-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Portfolio-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested investments in the Royce registered investment company accounts for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. Portfolio Managers receive quarterly variable compensation based on Royce’s net revenues.
-	BENEFIT PACKAGE. Portfolio Managers also receive benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. Each Royce employee, including each Portfolio Manager, is also eligible to purchase shares of Franklin Resources, Inc. at a 15% discount to its closing price on certain dates in accordance with the terms and conditions of the Franklin Templeton Employee Stock Investment Plan.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2021).

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Managers, including investments by his immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Registrant’s Shares Beneficially Owned
Charles M. Royce	Over $1,000,000
Lauren A. Romeo	$100,001-$500,000
Steven G. McBoyle	$0
Andrew S. Palen	$0

(b) Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. The Fund is party to a revolving credit agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage International Limited (“BNPPI”). The Credit Agreement permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities. For more information, see “Borrowings” in the Notes to the Fund’s Financial Statements.

Item 13. Exhibits. Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the 1940 Act.

[Signature page to follow.]

Pursuant to the requirements of the Exchange Act and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE VALUE TRUST, INC.

BY: /s/ Christopher D. Clark

Christopher D. Clark

President

Date: February 28, 2022

Pursuant to the requirements of the Exchange Act and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE VALUE TRUST, INC. BY: /s/ Christopher D. Clark Christopher D. Clark President Date: February 28, 2022	ROYCE VALUE TRUST, INC. BY: /s/ Peter K. Hoglund Peter K. Hoglund Treasurer Date: February 28, 2022